Exhibit 10.49

MANUFACTURING AGREEMENT

THIS MANUFACTURING AGREEMENT (the "Agreement") is entered into effective as of July 16, 2025 (the "Effective Date"), by and between THE JUICE PLUS+ COMPANY, LLC, a Tennessee limited liability company having a place of business at 140 Crescent Drive, Collierville, Tennessee 38017 ("Juice Plus+"), NATURAL ALTERNATIVES INTERNATIONAL EUROPE LTD./SA/AG, a Swiss corporation ("NAIE") having a place of business at Centro Galleria 1, Via Cantonale, 6928 Manno, Switzerland, and NATURAL ALTERNATIVES INTERNATIONAL, INC., a Delaware corporation ("NAI") having a place of business at 1535 Faraday Avenue, Carlsbad, CA 92008 (NAIE and NAI collectively referred to herein as "Seller") (each a "Party," and collectively the "Parties").

WHEREAS, Seller contract manufactures customized nutritional supplements and related products on behalf of nutrition companies;

WHEREAS, Juice Plus+ is the owner and/or exclusive licensee of the specifications and formulations of certain nutritional products currently marketed under the trademark Juice Plus+®; and

WHEREAS, Juice Plus+ and Seller desire to enter into a Manufacturing Agreement for Seller to manufacture and supply certain nutritional products for and on behalf of Juice Plus+ for resale in the Territory (as hereinafter defined) through Juice Plus+ and its Third Party distributors and licensees;

NOW, THEREFORE, the Parties hereby agree as follows:

l.   Definitions. The following terms shall have the following meanings as used in this Agreement:

1.1    "Affiliate" shall mean, except as provided below, an entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with a Party.

1.2    "Applicable Law" shall mean all laws, rules, regulations and requirements applicable to the Production of any Product, including but not limited to laws of the United States when the Product is designated by Juice Plus+ to be distributed in the United States, and the applicable laws of other countries or jurisdictions when the Product is designated by Juice Plus+ to be distributed in those jurisdictions. When they are applicable the Applicable Law of the United States shall include the U.S. Federal Food, Drug and Cosmetic Act of 1938, as amended (the "FDCA"), the rules and regulations promulgated thereunder, and all current good manufacturing practices which may be applicable to a Product, including but not limited to those promulgated by the U.S. Food and Drug Administration (the "FDA").

1.3    "Business Day" shall mean Monday through Friday, inclusive, during posted business hours, except for national or other holidays in the applicable country or jurisdiction in the Territory.

1.4    "Commercially Reasonable Efforts" shall mean, with respect to a Seller's obligations under this Agreement to Produce and supply Juice Plus+ with Products, the level of efforts required to carry out such obligations in a sustained manner consistent with the efforts a high quality nutritional products contract manufacturer would devote to a similar obligation, based on conditions then prevailing.

1.5    "Competing Products" shall mean any nutrition product that meets the following two criteria: (a) contains eighty percent (80%) or more of the same raw materials or ingredients by weight or volume as any of the Products and (b) is marketed or promoted using health, nutritional, or functional benefit claims that are materially similar to those used by Juice Plus+ in connection with any of the Products.

1.6    "Confidential Information" shall mean all techniques and data specifically relating to development, use or sale of Products, including, but not limited to inventions, practices, methods, knowledge, know-how, skill, experience, test data including analytical and quality control data, nutritional data, regulatory submissions, correspondence and communications, marketing, pricing, distribution, cost, sales, patent and legal data or descriptions, and compositions of matter, assays, formulations and Standards relating to development, use or sale of Products, as well as all other non-public information pertaining to Juice Plus+, its products, and its business, customers, suppliers and distributors, all of which is proprietary to and a trade secret of Juice Plus+ except for any portion of such information or materials which (i) is publicly disclosed by Juice Plus+, either before or after it becomes known to Seller; (ii) was known to Seller, without obligation to keep it confidential, prior to when it was received from Juice Plus+; (iii) is subsequently disclosed to Seller by a Third Party lawfully in possession thereof without obligation to keep it confidential; (iv) has been publicly disclosed other than by Seller and without breach of an obligation of confidentiality with respect thereto; or (v) has been independently developed by Seller without the aid, application or use of Confidential Information, as demonstrated by competent written evidence.

1.7    "Control" shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Party, whether through the ownership of voting securities, the ownership of all or substantially all assets, by contract, or otherwise.

1.8    "Enforcement Action" shall mean any action taken by any government agency against Seller or any Product manufactured by Seller for Juice Plus+ under this Agreement which involves (i) the seizure or recall of Product as a result of a failure by Seller to Produce the Product in accordance with the Standards, (ii) an instruction to cease Producing any Product due to the failure by Seller to Produce the Product in accordance with the Standards, or (iii) a fine relating to purported violations of any Applicable Law governing the Production of any Product based upon a failure by Seller to Produce the Product in accordance with the Standards.

1.9    "Forecast" means, with respect to any period, a good faith projection or estimate by Juice Plus+ of its requirements for Products during each month of the period.

1.10    "Master Distributor" shall mean Juice Plus+'s Third Party independent distributors and international licensees as such may be designated in any Purchase Order.

1.11    "Produce" and "Production" shall mean the manufacture, testing, packaging, storage, labeling, shipment, and delivery of Products to Juice Plus+.

1.12    "Products" shall mean the Juice Plus+ nutritional products listed on the attached Exhibit A and any modification or addition thereto set forth in a subsequent written memorandum signed by the Parties which expressly refers to and adds such product to be included in this Agreement (each a "Product").

1.13    "Purchase Order" shall mean a purchase order executed by an officer of Juice Plus+ or their written designee and issued by Juice Plus+ to Seller hereunder, which may, among other things, specify items such as: (a) the Product(s) to be purchased, (b) the quantity of each Product ordered; (c) the delivery date; (d) the unit price for each Product to be purchased; and (e) the billing address; and (f) any special or unusual terms and conditions of the Purchase Order.

1.14    "Standards" shall mean the detailed formulations and specifications for the Production of each Product, including the ingredients, manufacturing, testing, packaging, labeling, storage and quality standards (including, but not limited to, a Quality Agreement) for each Product, as shall be provided by Juice Plus+ to Seller and agreed to in writing by Seller, as such Standards may be amended by any subsequent written memorandums signed by the Parties expressly referring to this Agreement.

1.15   "Territory" shall mean the countries and/or regions listed on Exhibit B, and any additional countries and/or regions as may be mutually agreed upon by the Parties in any subsequent written memorandums signed by the Parties which expressly refer to this Agreement.

1.16    "Term" shall mean the term of this Agreement as defined in Section 13.

1.17    "Third Party" shall mean any person or entity other than Juice Plus+ or Seller or an Affiliate of either of them.

2.    Manufacture and Supply. Subject to the terms and conditions of this Agreement, Seller shall manufacture and supply to Juice Plus+ Products for distribution in the Territory as and when ordered by Juice Plus+ in accordance with and subject to the provisions of this Agreement.

2.1    Compliance with Applicable Law, Warranties, and Standards. Seller shall Produce the Products in accordance with Applicable Law, the warranties contained in Section 6, and the Standards. Seller shall conduct in-process inspections, final inspections and perform quality assurance testing to ensure that all Products are Produced in compliance with the Standards. Seller shall not make any changes to or otherwise deviate from the Standards without the express prior written consent of Juice Plus+. To insure compliance with this Agreement, Seller shall retain a consumer unit sample of each batch and lot of Products Produced by Seller for a period of five (5) years from the Production date of each Product.

2.2    Parts, Labor and Materials. Seller shall provide all parts, labor, and materials necessary to perform Seller's obligations under the terms of this Agreement. Except as otherwise approved in writing by Juice Plus+ Seller shall order materials covering 120 days of forecasted demand based on the 12-month rolling forecast supplied by Juice Plus+. Additionally, Seller shall maintain safety stock or issue additional purchase orders for long lead time materials as agreed upon by the parties. The parties shall meet at least twice per year to review material lead times and agree upon which materials shall be included in the safety stock or long lead time order program. Seller shall maintain an inventory of raw materials and packaging used in the Production of the Products, and begin the manufacturing process, both as necessary to meet Juice Plus+'s forecast of anticipated monthly Purchase Orders (as set forth in Section 5). Seller shall maintain such inventory on a FIFO basis.

2.3    Business Continuity. Seller shall implement, maintain, and periodically test a disaster recovery and business continuity plan to ensure continued production and delivery of Products in the event of unforeseen circumstances, such as natural disasters, pandemics, civil unrest, damages to production facilities, major equipment failures, etc.

2.4    Inspection Rights. All Products, production processes and production facilities shall be subject to inspection by Juice Plus+. Seller shall provide and maintain an inspection procedure and quality assurance program for the Products and their Production processes. All inspection records maintained by Seller shall be made available to Juice Plus+, at a reasonable time, upon request. Juice Plus+ or its representatives may review Seller's performance of the work under this Agreement including development, formulation, Production and testing of the Products, the design of the manufacturing process used to Produce them, and their operation. To review the work, Juice Plus+ or its representatives may visit the sites where Seller and/or Seller's subcontractors and agents perform the process, or Juice Plus+ or its representatives may review all documentation related to Seller's performance of the work hereunder. Juice Plus+ may review such documentation at Seller's site or request Seller to provide copies for review, and Seller shall provide such copies if so requested. When Juice Plus+ elects to inspect a site, it shall visit the site(s) during normal business hours and shall have access to documentation, both following reasonable notice to Seller.

2.5    Quality Control and Product Information. Upon receipt of a request from Juice Plus+ for information relating to formulation, sources of ingredients, suppliers, subcontractors or other information relating to the Products, Seller shall, as soon as reasonably possible (but, in any event, not to exceed fourteen (14) days), provide all requested information and cooperate fully and to the extent reasonably requested by Juice Plus+.

2.6    Packaging and Labeling. Seller shall label and package the Products in accordance with the Standards. Upon request, Seller shall consult with Juice Plus+ regarding labeling, and Seller shall submit sample labeling to Juice Plus+ for approval. All Product labeling must be approved in writing by Juice Plus+ before labels are applied to Products. Additional costs incurred as a result of future modifications to the packaging of the Products requested by Juice Plus+ shall be paid by Juice Plus+, provided Seller provides an accounting of those additional costs to Juice Plus+'s satisfaction. Seller shall be responsible for procurement of materials, any testing required and obtaining Juice Plus+'s approval of all packaging.

2.7    Subcontractors and Suppliers. Seller currently utilizes certain subcontractors and suppliers set forth in the Standards or specified by Juice Plus+ in a subsequent written memorandum signed by the Parties and expressly referring to this Agreement, which are approved by Juice Plus+ for Seller to use to perform its obligations hereunder ("Approved Contractors"). Seller shall not utilize any subcontractors or suppliers other than the Approved Contractors in the manufacturing process, without obtaining the prior written consent of Juice Plus+. Seller shall not be required to obtain the consent of Juice Plus+ before changing subcontractors or suppliers involved solely in the labeling of Product.

2.8    Batch, Lot, and Identification Codes. Each Product manufactured by Seller under this Agreement shall be identified by a lot number that is linked to the manufacturing Batch Number of the Product and location, time and shift of final packaging. The term "Batch Number" shall mean a number which is assigned to a single production run of a Product manufactured by Seller. The size of a standard production run of each Product shall be set forth in the Standards or specified by Juice Plus+ in a subsequent written memorandum signed by the Parties and expressly referring to this Agreement. In addition, Seller shall place such additional identification codes/numbers on all consumer and/or shipping packaging as are set forth on a written memorandum signed by the Parties and expressly referring to this Agreement.

2.9    Certificates of Analysis. Seller shall ensure that an appropriate certificate of analysis accompanies each shipment of Products delivered to Juice Plus+. The certificate shall, at a minimum, provide an analysis of the Products contained in the shipment, as well as the input amounts of all components of the Products with label claims, and the results of all assays performed) and the bar-coded information in the form set forth in the Standards. Juice Plus+ shall have the right to reject any shipment of Products if such shipment is received by Juice Plus+ without a certificate of analysis. Seller shall also maintain certificates of analysis from all suppliers of materials blended into the Products, and insure that these conform to the Standards.

2.10    Expiration Date/Best If Used By Date. Each Product Produced by Seller under this Agreement shall display an “expiration” date or “best if used by” date, as deemed applicable by the parties or required by law, consisting of month and year. Unless otherwise set forth in the Standards, no Product shall have a stated shelf life more than two (2) years.

2.11    Certifications and Good Manufacturing Practices. Seller shall maintain all manufacturing certifications necessary to permit Seller to Produce Product for Juice Plus+ in compliance with Applicable Law.

2.12    Key Performance Indicators. Seller shall use commercially reasonable efforts to comply with the Key Performance Indicators set forth in Exhibit D, attached hereto and incorporated by reference herein.

3.    Purchase Price and Purchase Price Adjustments. The purchase price to be paid by Juice Plus+ for each Product shall be listed in written memoranda signed by the Parties expressly referring to this Agreement. Seller agrees to take Commercially Reasonable Efforts to maintain Product production costs at levels consistent with or below such costs as of the date of this Agreement. Juice Plus+ agrees that Seller will be entitled to review and adjust current product pricing if the Juice Plus+ twelve month rolling global forecast as of the Effective Date, decreases greater than ten (10) percent for any product category in any given quarter during the agreement Term.

3.1    Change in Material Costs. In the event that Seller's costs relating specifically to the production of the Products increase or decrease materially as a result of changes in raw material and packaging material costs, Seller shall provide Juice Plus+ documentation evidencing such cost changes in a form reasonably satisfactory to Juice Plus+. For purposes of this Section 3, Product production costs shall be delivered by Seller to Juice Plus+ and examined quarterly, with the first such examination to occur on the first business day following the date three months after the Effective Date. At the end of each ninety (90) day period, Seller shall provide an updated written price memorandum that reflects updated pricing for all products. The pricing reflected in the price memorandum will be immediately effective. The updated price memorandum will be based on the pricing from the prior price memorandum adjusted for any changes in material costs in effect as of the end of the prior 90 day measurement period. For example, for a price memo that is issued effective November 7th the pricing contained therein shall be based on the material costs as of August 7th. In the event Juice Plus+ identifies and secures a reduction in the cost of materials included in a Product, the price paid for the Product or Products impacted by such a reduction in material cost shall be adjusted by an amount equal to the cost of materials saving and the adjusted price shall apply to all subsequent shipments of such Product or Products which include the lower cost material.

3.2    Change in Labor Costs. In addition, beginning in the second year of the Term of this Agreement, and no more often than annually thereafter, in the event that Seller's costs relating specifically to the production of the Products increase materially as a result of changes in labor costs included in the price paid by Juice Plus+ for any Product during the prior period since the last such price adjustment if any, but in no event greater than the increase for that period in the Consumer Price Index for the location of the labor, Seller shall provide Juice Plus+ documentation evidencing such cost increase in a form reasonably satisfactory to Juice Plus+. Following Juice Plus+ approval which shall not be unreasonably withheld, conditioned or delayed, such change shall constitute an increase in the price paid by Juice Plus+ for that Product equal to the increase in the cost of labor incurred by Seller in the preceding period, but in no event greater than the increase for that period in the Consumer Price Index for the location of the labor, and the increased price shall apply to all subsequent shipments of that Product.

3.3    Seller Obtained Cost Reductions. In the event Seller through its own initiative identifies and secures a reduction in the cost of materials included in a Product by taking some action itself (other than simply market rate change in material cost) (such as but not limited to Seller locating an alternate Approved Contractor for Juice Plus+ consideration and approval, or Seller offering to purchase fixed or minimum quantities at no risk to Juice Plus+, or Seller offering to fix purchase prices for a set period at no risk to Juice Plus+, or any other cost of material reduction initiative initiated by Seller), then Seller shall provide Juice Plus+ documentation evidencing such cost of material reduction initiative in a form reasonably satisfactory to Juice Plus+, and, following Juice Plus+ approval which shall not be unreasonably withheld, conditioned or delayed, and the implementation of the cost saving initiative by Seller, the price paid for the Product or Products impacted by a reduction in material cost obtained in this fashion by Seller, shall be adjusted equal to fifty percent (50%) of the cost of materials saving and the adjusted price shall apply to all subsequent shipments of that Product or Products.

3.4    Buyer Obtained Cost Reductions. If Juice Plus+ through its own initiative identifies and secures a reduction in the cost of materials included in a Product by taking some action itself (other than simply market rate change in material cost) then Juice Plus+ shall provide Seller documentation evidencing such cost of material reduction initiative in a form reasonably satisfactory to Seller, and, following Seller’s approval which shall not be unreasonably withheld, conditioned or delayed, and the implementation of the cost saving initiative by Seller, the price paid for the Product or Products impacted by a reduction in material cost obtained in this fashion by Seller, shall be adjusted equal to one hundred percent (100%) of the cost of materials saving and the adjusted price shall apply to all subsequent shipments of that Product or Products. Juice Plus+ shall pay for 50% of all reasonable and necessary qualification costs associated with changing materials they have requested, including raw material qualification testing and production pilot efforts.

3.5    Change in Standards. Anytime there is a change in the Standards for any Product the parties shall meet and confer, modify the applicable pricing memorandum, and sign a revised memorandum for that Product expressly referring to this Agreement and including a modification to the price paid by Juice Plus+ for that Product equal to the change in cost of Production of that Product resulting from the change in Standards. A change in a supplier or subcontractor or the nature or source of an included material required by Juice Plus+ or Applicable Law, or any change in manufacturing process required by Juice Plus+ or Applicable Law, shall constitute a change in the Standards for that Product pursuant to this Agreement.

4.      Payment Terms. Seller shall submit invoices to Juice Plus+ via email or other satisfactory electronic transmission upon each shipment of Products. Payment in full shall be due from Juice Plus+ within sixty (60) days of the date of the invoice. Unless otherwise agreed in writing by the parties, invoices submitted by NAIE shall be paid in Euros, and invoices submitted by NAI shall be paid in United States Dollars. Juice Plus+ shall receive a two percent (2%) discount for payments made on or before the tenth (10th) day after the date of the invoice. All payments shall be made via wire transfer pursuant to wire instructions provided to Juice Plus+ by Seller. Juice Plus+'s payment of each invoice shall be subject to its rights under Section 9 of this Agreement.

5.        Ordering Procedures.

5.1    Purchase Orders. Seller's authorization to perform work under this Agreement will be given by Juice Plus+ in the form of a Purchase Order. Except as otherwise set forth herein Juice Plus+ will not pay Seller for Products or charges for Products unless the Products are Produced, and the charges were incurred, to fill an authorized Purchase Order previously submitted to Seller by Juice Plus+. A Purchase Order is the authorization by Juice Plus+ to order materials, allocate labor or equipment, or enter into any other commitments for the Production of the Products. Juice Plus+ shall issue Purchase Orders for delivery of Products at Juice Plus+'s discretion. Within 48 hours of receipt of a Purchase Order, Seller shall send Juice Plus+ written confirmation of such receipt and shall confirm the delivery date for such Products. Except as otherwise set forth herein or agreed to in writing by the parties, Juice Plus+ shall not be responsible for work performed, material purchased, or other commitments or expenses incurred by Seller other than as stated in a Purchase Order provided by Juice Plus+.

5.2    Forecasts. In order to assist Seller to most efficiently fulfill Purchase Orders, on the last business day of each month during the Term, Juice Plus+ shall provide Seller a good faith rolling forecast of Juice Plus+'s anticipated monthly Purchase Orders to be issued to Seller for the next twelve (12) month period, broken down by Product. Such forecasts shall in no way obligate Juice Plus+ to issue Purchase Orders based thereon, or except as otherwise set forth herein create responsibility for any charges incurred by Seller unless and until Juice Plus+ issues an authorized Purchase Order.

6.        Representations, Warranties and Covenants. The Parties hereby expressly represent, warrant, and covenant to each other as follows:

6.1      Manufacturing. Seller represents and warrants to Juice Plus+ that all Products Produced hereunder: (i) shall be Produced in conformance with the Standards; (ii) shall be of merchantable quality, in conformance with Acceptable Quality Levels ("AQL") for defects as set forth in the Standards, and shall not be adulterated, (ii) shall be manufactured, packaged, and labeled in conformity with Applicable Law, (iii) shall be delivered free and clear of all liens, security interests, and/or encumbrances of any type or nature, and (iv) will have a shelf life equal to or in excess of the shelf life specified in the Standards.

6.2    Legal Requirements. Should the requirements of any Applicable Law specify requirements that are different than those contained in the Standards, Juice Plus+ will modify the Standards to comply with Applicable Law. Seller shall not change any Standards without the prior written consent of Juice Plus+. In the event, any Party becomes aware of facts that indicate a Product produced in accordance with the Standards would not comply with Applicable Law they shall notify the other Parties in writing. In the event Seller and Juice Plus+ fail to agree on any modification that Seller deems is required for the Standards for any Product to comply with all Applicable Law, Seller shall not be obligated to manufacture any Product in accordance with any Standard that Seller deems to be non-conforming, and the Parties shall negotiate in good faith to resolve the issue.

6.3    Labeling. Juice Plus+ shall ensure the Standards for packaging, labeling, and Products shall be, to the extent required, approved by the appropriate regulatory agencies in each jurisdiction in which the Products are to be sold. Seller shall ensure no Product contained in any shipment now or hereafter made to Juice Plus+ by Seller will, at the time of such shipment or delivery, be adulterated, mislabeled, misbranded or otherwise not in conformance with the Standards.

6.4    Continuing Effect. The representations, warranties, and covenants contained herein shall be continuing representations, warranties, and covenants and shall be binding upon the Parties with respect to all Products.

7.     Delivery of Products. All Products are delivered FOB Seller's manufacturing facilities, or Approved Contractors. Currently Seller's manufacturing facilities are in Vista and Carlsbad, California, and Manno, Switzerland. Upon notice provided by Seller and in conformance with the applicable Purchase Order, Juice Plus+ shall, or shall have its agents, pick up all completed Products from Seller's or Approved Contractors manufacturing facilities and deliver Products in an appropriate manner and with due care to the location instructed by Juice Plus+. It is the responsibility of Seller to schedule production and time for delivery (FOB Seller's manufacturing facility) of all Products ordered under this Agreement in compliance with the terms set forth in the applicable Purchase Order. Seller's delivery of 95%-105% of the quantity set forth in any Purchase Order shall constitute compliance with the applicable Purchase Order. In the event Seller becomes unable to or fails to produce and deliver Juice Plus+'s requirements for the Products in the Territory in accordance with the provisions of this Agreement, Juice Plus+ may, in addition to any other rights it has pursuant to the terms of this Agreement, and without any liability to Seller, have sufficient Products manufactured and delivered by a Third Party manufacturer in accordance with the same Standards to the extent required to fulfill Juice Plus+'s requirements for the Products that Seller is unable or fails to produce and deliver.

8.      Title, Insurance and Risk of Loss. The title to, obligation to insure and risk of loss of the Products shall pass to Juice Plus+ at Seller's manufacturing facility upon Seller's transfer of such Products to Juice Plus+'s designated shipper.

9.        Acceptance and Rejections.

9.1    Timing. Seller shall provide and maintain an inspection procedure and quality assurance program for the Products and their Production. All inspection records maintained by Seller shall be made available to Juice Plus+, at a reasonable time, upon written request. Juice Plus+ shall have thirty (30) business days from the date of delivery to Juice Plus+ to inspect and test all Products, and may refuse to accept Products which do not conform to the Standards or the requirements of this Agreement. All Products shall be subject to preliminary and final inspection by Juice Plus+. If Juice Plus+ has not timely notified Seller of rejection, then the Products shall be deemed to have been accepted by Juice Plus+. The act of payment for Products shall not of itself signify acceptance. As Juice Plus+ is purchasing the Products for sale to a Third Party, Juice Plus+ shall have a period of thirty (30) days from final delivery of the Products to such Third Party to accept or reject the Products; provided, however, that any such rejection must occur prior to the expiration date set forth on the Products.

9.2    Replacement and Costs. If Juice Plus+ rejects any Products for failure to be in conformance with the Standards or any other requirement of this Agreement, Seller shall replace such rejected Products or refund any monies paid for any Products that fail to meet the Standards or other requirements set forth in this Agreement. Juice Plus+ shall have the right to reject any Products delivered to Juice Plus+ which are not accompanied by or preceded by a certificate of analysis, as required in Section 2.9. If any Products are returned to Seller for a suspected breach of warranty, Seller shall bear the shipping costs of returning the Products to Seller. If the returned Products are in breach of any of Seller's warranties, then Seller shall pay the costs of shipping replacement Products back to the Juice Plus+ warehouse specified in the original Purchase Order for the allegedly defective Products. If the returned Product(s) are not in breach of Seller's warranties, Juice Plus+ shall be responsible for the cost of shipping the returned Products back to the Juice Plus+ warehouse specified in the Purchase Order, and Juice Plus+ shall reimburse Seller for expenses incurred by Seller in shipping the Products back to Seller. These rights are in addition to and shall not be construed as a limitation upon the Warranties given by the Parties to each other in Section 6 of this Agreement.

10.      Confidential Information.

10.1    Seller's Access to Confidential Information. Seller agrees and acknowledges that as a result of this Agreement, Seller may receive and have access to Confidential Information of Juice Plus+. Seller covenants and warrants to Juice Plus+ that Seller shall not use the Confidential Information for any purpose other than the fulfillment of Seller's obligations under this Agreement, and Seller shall hold Confidential Information in strict confidence except to the extent: (i) required by law, (ii) to protect its interests in any dispute or litigation, or (iii) as may be necessary to perform its obligations under this Agreement. Seller's obligations of confidentiality and non-use of Confidential Information under this Section shall survive any termination or expiration of this Agreement.

10.2    Injunctive Relief. Seller hereby acknowledges and agrees that breach of the covenants contained in Section 10 will cause irreparable harm to Juice Plus+. Notwithstanding any other provision of this Agreement, Juice Plus+ may enforce the above-described covenants and warranties by injunction, both preliminary and permanent, it being agreed that the posting of an injunction bond of no more than $5,000 shall be sufficient to indemnify Seller against costs or damages which might be incurred by virtue of any temporary injunction. Nothing herein shall be construed to prohibit Juice Plus+ from pursuing any other legal or equitable remedy available to Juice Plus+ due to any breach by Seller of the provisions of this Section.

11.    Standards Warranty. Juice Plus+ hereby warrants it is the owner or exclusive licensee of the formulations and Standards for the Products that are the subject of this Agreement and that Juice Plus+ has the right to manufacture or have manufactured such Products m conformance with the Standards, and Seller acknowledges these rights of Juice Plus+.

12.       Intellectual Property.

12.1   Ownership. Seller hereby acknowledges Juice Plus+'s exclusive ownership of the trademarks listed on Exhibit C attached hereto and hereby incorporated herein, and all other trademarks of Juice Plus+ (collectively, the "Juice Plus+ Marks"), and any patents and other intellectual property embodied in the Products and agrees to refrain from taking any action, during or after the Term, which could adversely affect the validity or enforceability of the Juice Plus+ Marks and any patents and any other intellectual property rights embodied in the Products, including by modifying or obliterating any trademark or patent markings on the Products as sold. This Agreement shall not give Seller any right to use the Juice Plus+ Marks, or any patents or other intellectual property of Juice Plus+, except as specifically authorized in this Agreement or in writing by Juice Plus+.

12.2    License Grant. Juice Plus+ hereby grants to Seller, during the Term, a non- exclusive license to use the Juice Plus+ Marks and other intellectual property of Juice Plus+ as may be reasonably necessary for Seller to Produce Products for Juice Plus+ pursuant to the terms and conditions of this Agreement.

12.3    Improvements. Any and all improvements, modifications, inventions or discoveries by Seller or its employees relating to the Products and formulations thereof shall be the sole and exclusive property of Juice Plus+, and Seller hereby agrees to assign all such improvements, modifications, inventions or discoveries to Juice Plus+.

12.4    Post-Termination. Promptly following the termination or expiration of this Agreement for any reason, Seller shall immediately discontinue all use of the Juice Plus+ Marks and all other intellectual property of Juice Plus+, and remove or dispose of all signs and other indicia relating to the Juice Plus+ Marks as Juice Plus+ shall direct. Seller shall not register any trademarks identical with or similar to the Juice Plus+ Marks. All use of the Juice Plus+ Marks by Seller in connection with this Agreement shall be subject to Juice Plus+'s control and shall inure to the benefit of Juice Plus+. Seller's obligations under this Section 12 shall survive any termination or expiration of this Agreement.

13.      Term and Termination.

13.1    Term. Unless earlier terminated pursuant to this Section 13, the term of this Agreement shall commence on the Effective Date and shall end 24 months after the Effective Date (the "Term").

13.2    Termination by Either Party. This Agreement may be terminated (a) by the mutual written agreement of the Parties; (b) immediately upon written notice by either Party if the other Party (i) becomes insolvent or has a petition in bankruptcy, reorganization or similar action filed by or against it; (ii) is dissolved or liquidated or has a petition for voluntary dissolution or liquidation filed with respect to it; (iii) has all or a substantial portion of its capital stock or assets expropriated or attached by any government entity; or (iv) is subject to property attachment, court injunction, or court order materially and adversely affecting its ability to perform its obligations under this Agreement.

13.3     Termination by Juice Plus+ for Cause. Juice Plus+ may terminate this Agreement for cause upon ninety days (90) days' written notice to Seller (the "Default Notice Period") if at any time:

(a)    Seller is unable to Produce the Products in sufficient volume as required by this Agreement or maintain the quality control levels specified pursuant to this Agreement;

(b)     Seller breaches any representation, warranty, covenant, obligation, commitment or other agreement contained in this Agreement and such breach is not cured within the Default Notice Period;

(c)      Seller is in default in the full and prompt payment or performance of any representation, warranty, covenant, obligation, commitment, condition or undertaking on Seller's or Seller's Affiliate's part to be paid, met, kept, observed or performed pursuant to the provisions of any other agreements between Seller or Seller's Affiliate and Juice Plus+ and such default is not cured within the Default Notice Period;

(d)       Seller has the public trading of its shares suspended; or

(f)        any government agency takes an Enforcement Action against Seller or any Product Produced by Seller under this Agreement.

13.4      Termination for Convenience. Juice Plus+ shall have the right to terminate this Agreement upon one hundred eighty (180) days written notice to Seller.

13.5    Termination by Seller for Cause. Seller may terminate this Agreement for cause by providing written notice to Juice Plus+ (i) if Juice Plus+ breaches any representation, warranty, covenant, obligation, commitment or other agreement contained in this Agreement and such breach is not cured within the Default Notice Period (as defined above); or (ii) if Juice Plus+ fails to pay any amount due pursuant to the terms of this Agreement within thirty (30) days of such notice, provided, however, that if Juice Plus+ is in good faith contesting any amount owed to Seller as a result of this Agreement through appropriate proceedings, such failure to pay shall not be considered an event which triggers Seller's ability to terminate under this Agreement.

13.6    Election to Continue. In the event of a breach or other event triggering either Party's right to terminate for cause and the lapse of any applicable cure period, the non- breaching Party may agree to continue the Agreement rather than terminating it. To do so, that Party shall send a notice to the breaching Party specifying the conditions under which the non- breaching Party will agree to continue the Agreement. By agreeing to continue the Agreement in this manner, the non- breaching Party does not waive its right to later terminate the Agreement based on the event that is the subject of the notice.

13.7    Result of Termination by Juice Plus+. In the event Juice Plus+ terminates this Agreement, Juice Plus+ shall be responsible for paying Seller the purchase price solely for the following, to the extent they were produced or procured in accordance with this Agreement and applicable Purchase Orders or were approved in writing by Juice Plus+: (1) finished Products completed in compliance with this Agreement; (2) work in process that is based on outstanding Purchase Orders or forecasts issued by Juice Plus+ within the 120-day period prior to termination; (3) raw materials and packaging materials specifically required under Section 2.2, but only to the extent such materials cannot be used by Seller for other customers or returned to suppliers for credit or refund; and (4) raw materials and packaging materials that Seller (i) has purchased from suppliers expressly specified by Juice Plus+ or (ii) has purchased in reasonable reliance on Juice Plus+’s written forecasts and that cannot be repurposed or resold by Seller in the ordinary course. Juice Plus+ shall have the right, prior to making any such payments, to inspect and verify the nature, quantity, condition, and compliance of any Products, work in process, or materials for which Seller seeks payment. Notwithstanding the foregoing, Juice Plus+ shall have no obligation to purchase or pay for any Products, work in process, or materials that do not conform to the Specifications, Standards, or other applicable requirements of this Agreement.

14.    Force Majeure. Neither Party shall be in default or breach nor liable to the other for any failure to perform directly caused by events beyond that Party's reasonable control, such as acts of nature, labor strikes, war, insurrections, riots, terrorism, supply issues associated with Juice Plus+ directed suppliers, pandemics, acts of governments, embargoes and unusually severe weather provided the affected Party notifies the other Party within ten (10) days of the occurrence. Such an event shall be deemed an excusable delay. THE PARTY AFFECTED BY AN EXCUSABLE DELAY SHALL TAKE ALL REASONABLE STEPS TO PERFORM DESPITE THE DELAY. If the Party is unable to perform within a reasonable period, the failure to perform shall no longer be deemed an excusable delay by this Section.

15.    Return of Materials. If Juice Plus+ terminates this Agreement for any reason, Seller shall complete all work in process in a timely fashion and deliver the same to Juice Plus+ as provided herein against payment as provided herein. To the extent that after such work in progress has been completed, Seller has Products, or inventory of raw materials and packaging materials on hand that were purchased or Produced in good faith reliance upon the rolling forecasts, and in conformance with this Agreement then Juice Plus+ shall be liable for, and required to purchase such from Seller within thirty (30) days from the date that Seller furnishes to Juice Plus+ a written reconciliation showing the amount of such Products and inventory; provided that such Products and inventory are in compliance with the Standards. With the written approval of Juice Plus+, Seller may try to use all or any part of such inventory for other customers or sell all or any part of it to third parties. The Parties shall cooperate and utilize their reasonable best efforts to prepare such final reconciliations of Products and inventory and any other amounts to be provided as between them in connection with such termination. Upon payment of all amounts owed to Seller, Seller shall return to Juice Plus+ all materials containing any Confidential Information, documents produced in the performance of this Agreement, work-in- process, parts, tools and test equipment paid for, owned or supplied by Juice Plus+. Seller will be able to retain copies of testing materials, and retained samples and any other items related to continuing obligations of Seller pursuant to this Agreement.

16.    Compliance with Laws. Each Party shall comply with all Applicable Law relating to the Party's performance under this Agreement, and each Party represents and warrants that execution of this Agreement and performance of its obligations hereunder does not and will not breach any other agreement to which it is or will be a Party, including but not limited to any agreements with its customers.

17.    Acts of Employees. Each Party is solely responsible for the acts of its respective employees and agents, including any negligent acts. Each Party shall hold harmless, defend and indemnify the other against all claims based on acts of its respective employees or agents.

18.    Insurance. Seller will, at Seller's expense, maintain in full force and effect, products liability insurance coverage with a policy limit of at least Ten Million Dollars ($10,000,000) per occurrence and Ten Million Dollars ($10,000,000) in the aggregate, consisting of at least Two Million Dollars ($2,000,000) in primary coverage and the remaining Eight Million Dollars ($8,000,000) in an umbrella form for excess liability coverage. Such policy referred to in this Section 18 shall (a) name Juice Plus+ and any Master Distributor or Affiliate designated by Juice Plus+ as additional insured parties thereunder (without any representation or warranty by or obligation upon Juice Plus+) as respects Production and Products, (b) provide that at least thirty (30) days prior written notice of cancellation, amendment, or lapse of coverage shall be given to Juice Plus+ by the insurer, (c) provide worldwide coverage for occurrences; and (d) provide coverage for occurrences during the Term of this Agreement which will continue for such occurrences after the Term of this Agreement. Seller will deliver to Juice Plus+ original or duplicate policies of such insurance, or satisfactory certificates of insurance.

19.    Seller's Agreement with its Employees. Seller shall have an appropriate agreement with each of its employees, or others whose service Seller may require, sufficient to enable it to comply with all of the terms of this Agreement.

20.    No Agency; Relationship with Employees. Nothing contained herein shall be deemed to authorize or empower Seller or its subsidiaries to act as an agent for Juice Plus+ or to conduct business in the name of Juice Plus+. Neither Party's employees shall be considered employees or agents of the other Party. Each Party shall be solely responsible for paying, supervising, and directing the manner of work of its employees.

21.      Restrictions on Competing Products.

21.1    During the Term and for a period of five (5) years thereafter, Seller agrees that Seller shall not (i) manufacture or sell any Product or Competing Product to a Third Party, or enter into an agreement with a Third Party related to the manufacture or sale of any Product or Competing Products, (ii) develop, formulate, manufacture, market or sell any Competing Product in the Territory, or (iii) enter into any agreement with a direct competitor of Juice Plus+ related to the development, formulation, manufacture or sale of Competing Products, or (iv) utilize Juice Plus+'s proprietary juice powder ingredients from any existing suppliers of such ingredients for the Products in the manufacture and/or distribution of any products for any other customer of Seller, in each case without the prior written approval of Juice Plus+.

21.2    During the Term, Seller agrees that it shall not knowingly manufacture or otherwise distribute any products for any Master Distributor of Juice Plus+ without the express written consent of Juice Plus+. In connection with this obligation, Seller shall take all reasonable steps to determine if a customer or potential customer is a Master Distributor for Juice Plus+.

22.    Foreign Registrations. In the event Juice Plus+ intends to sell or distribute Products in a country within the Territory in which such Products are not currently being sold or in which governmental approvals or registrations become required where such approvals or registrations previously were not previously required, Juice Plus+ and Seller agree to cooperate and use their best efforts to obtain and maintain at Juice Plus+'s expense any necessary approvals or registrations by or with any governmental or regulatory agency in any country or political subdivision in which the Products are to be sold. Juice Plus+ and Seller shall mutually agree as to which party shall be primarily responsible for obtaining such approvals or registrations on a case- by-case basis. In the event Seller shall be primarily responsible for obtaining such foreign registrations, Seller shall obtain such approvals or registrations and/or file all applications on behalf of and under the name of Juice Plus+. All costs incurred in obtaining such foreign registrations shall be paid by Juice Plus+. Compensation to Seller for its efforts in obtaining such approvals or registrations shall be as agreed upon by the parties and described in subsequent written memorandums signed by the Parties and expressly referring to this Agreement. Regardless of which Party shall be primarily responsible for obtaining such foreign registrations, that Party will provide copies of all registration documents for the other Party's review prior to submission for approval of such registration documents. The reviewing Party will have ten (10) business days following receipt of such registration documents to provide comments to the responsible Party on any such matters following submission to it. All such approvals, registrations and applications under this Section shall inure solely to the benefit of Juice Plus+ and Seller shall have no rights in any such approvals, registrations, or applications.

23.    Bi-Annual Business Review. The Parties agree to meet bi-annually (twice per year) to conduct a business review. The review meetings will take place within 30 days following the conclusion of each six-month period, unless otherwise agreed by both Parties. The purpose of these bi-annual meetings shall be to review the progress of the business relationship, assess the performance of the Parties, discuss operational issues, identify any potential improvements or adjustments, and address any other relevant business matters that may require attention. The meetings shall be held at a mutually agreed-upon location or via video conference, depending on the preferences of the Parties. Juice Plus+ will arrange the meetings and will provide at least 30 days’ prior written notice of a meeting, including a draft agenda. Each Party shall ensure that relevant representatives with appropriate decision-making authority attend the business review meetings to ensure productive discussions and effective decision-making.

24.    Weekly/Bi-Weekly Virtual Meetings. The Parties agree to meet via video conference at least every other week or weekly, as needed, to discuss matters pertinent to the manufacture and supply of Products. The meetings shall be arranged by Juice Plus+. Each Party shall ensure that relevant representatives with appropriate decision-making authority attend the meetings to ensure productive discussions and effective decision-making.

25.    Amendments. This Agreement may only be changed or supplemented by a written amendment, signed by authorized representatives of each Party.

26.    Change of Control. If Juice Plus+ undergoes a Change of Control, this Agreement shall remain in full force and effect, and Juice Plus+ (or its successor in interest) shall continue to be bound by and entitled to all rights, obligations, and benefits hereunder. For purposes of this Agreement, "Change of Control" means (i) a merger, consolidation, or reorganization involving Juice Plus+, whether or not Juice Plus+ is the surviving entity; (ii) the sale, transfer, or issuance of a majority of Juice Plus+’s voting securities or equity interests to one or more persons or entities; or (iii) the sale or transfer of all or substantially all of Juice Plus+’s assets to another person or entity. Notwithstanding the foregoing, Juice Plus+ shall provide written notice to NAI of such Change of Control. The rights and obligations of the parties under this Agreement shall not be terminated, modified, or otherwise affected solely by reason of such Change of Control, except as otherwise expressly provided herein.

27.    Assignment. Neither Party may assign its rights or delegate its obligations under this Agreement without the prior written approval of the other Party. Any attempted assignment or delegation without such an approval shall be void. Notwithstanding anything to the contrary herein, Juice Plus+ may freely assign this Agreement to any Affiliate of Juice Plus+ at any time provided Juice Plus+ shall remain liable for the performance of its Affiliate following any such assignment.

28.    Governing Law and Forum. This Agreement shall be governed by the laws of the State of Tennessee without regard to any provision (including conflicts of law provisions) which would require the application of the law of any state other than the State of Tennessee. All disputes arising under or in connection with this Agreement shall be determined by actions filed in the courts within the State of Tennessee. Each party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court of the Western District of Tennessee and any appellate court thereof, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby or thereby, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such District Court. Each party irrevocably and unconditionally waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding described in this Section 28. Each of the parties hereto irrevocably waives, to the fullest extent permitted by applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

29.    Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable by a court of competent jurisdiction, the remaining provisions shall not be affected.

30.     Effect of Title and Headings. The title of this Agreement and the headings of its Sections are included for convenience, and shall not affect the meaning of the Agreement or the Section.

31.      Notices. All notices, consents, waivers, requests, demands, claims and other communications under this Agreement (collectively, "Notices") must be in writing and will be deemed to have been duly given upon (a) delivery by hand (with written confirmation of receipt) or (b) two (2) business days after deposit with an internationally recognized overnight delivery service (receipt requested, delivery prepaid). Notices shall be sent in each case to the appropriate addresses indicated for each Party below, or to such other addresses as a Party may designate in writing by Notice to the other Party. Any party may also send a copy of any Notice to the intended recipient using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, facsimile, ordinary mail, or electronic mail), but no such Notice shall be deemed to have been duly given unless and until provided pursuant to this Agreement.

If to NAIE: Natural Alternatives International Europe Via Cantonale Centro Galleria 1, 6928 Manno, Switzerland Attention: General Manager	With copies to: Natural Alternatives International, Inc. 1535 Faraday Avenue Carlsbad, California 92008 Attention: President

If to NAI: Natural Alternatives International, Inc. 1535 Faraday Avenue Carlsbad, California 92008 Attention: President	With copies to: Fisher Broyles LLP 12636 High Bluff Drive, Suite 400 San Diego, CA 92130 David A. Fisher

If to Juice Plus+: The Juice Plus+ Company, LLC 140 Crescent Drive Collierville, Tennessee 38017 Attention: Chief Executive Officer	With copies to: G. Robert Morris, Esq. Waller Lansden Dortch & Davis, LLP 1715 Aaron Brenner Drive, Suite 200 Memphis, Tennessee 38120

32.    Waiver. Failure of either Party to insist on strict conformance to any term herein, or in Purchase Orders issued hereunder, or failure by either Party to act in the event of a breach or default shall not be construed as a consent to or waiver of that breach or default or any subsequent breach or default of the same or any other term contained herein.

33.     Indemnification.

33.1    Indemnification by Seller. Seller shall indemnify and hold harmless Juice Plus+, its Master Distributors, and its Affiliates, as well as each of their respective officers, directors, shareholders, agents, and employees, from and against all loss, liability, damages, claims for damages, settlements, judgments or executions, including costs, expenses (including, without limitation, commissions paid and payable) and reasonable attorneys' fees and costs (collectively, "Losses") incurred by Juice Plus+ and/or such persons or entities as a result of any Third Party demands, actions, suits, prosecutions or other such claims arising on and after the Effective Date ("Juice Plus+ Claims") based on: (i) any injury to or death of any person, or damage to property caused in any way by or resulting from an alleged breach of Seller's representations and warranties contained herein; (ii) any claims that a Product or its method of manufacture infringes any patent, copyright, trade mark right, trade secret, mask work right or other proprietary right of any Third Party, unless such claim is attributable to Seller's incorporation of the Standards, formulations, specifications or materials provided by Juice Plus+ for the Products; (iii) Seller's inability or failure to maintain the quality control levels specified pursuant to this Agreement or (iv) any recall of Products provided by Seller under this Agreement is ordered by a court of competent jurisdiction or governmental agency due to Seller's failure to comply with this Agreement.

In addition, notwithstanding any other provision to the contrary herein, during any period of time in which Seller is unable or fails to Produce the Products in sufficient volume as required by this Agreement, Juice Plus+ may, in addition to any other rights it has pursuant to the terms of this Agreement, have sufficient Products manufactured and delivered by a Third Party manufacturer (the "Replacement Products") in accordance with the same Standards to the extent required to fulfill Juice Plus+'s requirements for the Products that Seller is unable or fails to produce and deliver, and Seller shall indemnify and hold harmless Juice Plus+ and its Affiliates against all costs or expenses incurred by Juice Plus+ and/or its Affiliates as a result of Seller's inability or failure to Produce Products in sufficient volume as required by this Agreement, including, but not limited to, the extent to which the purchase prices paid by Juice Plus+ and/or its Affiliates for Replacement Products exceeds the price Seller would be paid for the same Products pursuant to this Agreement (the "Product Replacement Costs"). Notwithstanding the above, Seller shall not be required to indemnify or hold harmless Juice Plus+ or its Affiliates in the event Seller's inability or failure to Produce Products in sufficient volume is due to any failure to perform by any Approved Contractor which is mandated by Juice Plus+.

In addition to any rights now or hereafter granted pursuant to this Agreement or under applicable Law and not by way of limitation of any such rights, Juice Plus+ shall have the right, at any time or from time to time upon the occurrence and during the continuance of a Juice Plus+ Claim or other event for which Seller has an obligation to indemnify Juice Plus+ that has not been satisfied by Seller to, with ten (10) days prior notice to Seller, set off and apply against all payments due from Juice Plus+ to Seller the amount of all Losses and/or Product Replacement Costs Seller is obligated to indemnify Juice Plus+ for and that Seller has not satisfied such obligation to Juice Plus+.

33.2    Indemnification by Juice Plus+. Juice Plus+ shall indemnify and hold harmless Seller, its subsidiaries, affiliated and/or controlled companies, as well as each of their respective officers, directors, agents, and employees, from and against all Losses incurred by Seller and/or such persons or entities as a result of Third Party claims based on: (i) any alleged breach of Juice Plus+'s warranties contained herein, or (ii) any claims that a Product infringes any patent, copyright, trade mark right, trade secret, mask work right or other proprietary right of any Third Party to the extent such claim is attributable to Seller's incorporation of formulations, specifications or materials listed on the Standards provided by Juice Plus+ into the Products.

33.3    Indemnification Procedure. The Party entitled to indemnification under this Section 33 (the "Indemnified Party") will provide the Party obligated to provide indemnification under this Section (the "Indemnifying Party") with prompt notice of any Losses for which it seeks indemnification under this Section, provided that the failure to do so will not excuse the Indemnifying Party of its obligations under this Section 33 except to the extent prejudiced by such failure or delay. The Indemnifying Party shall not be liable for any settlement effected without the Indemnified Party's consent, which consent shall not be unreasonably withheld. The Parties shall cooperate in defending any Third Party claim.

34.      Inspection Events, Returns and Recalls, Regulatory Action.

34.1    Inspection Events. Seller shall immediately notify Juice Plus+ by the most expeditious means practicable, but in no event later than the next business day, if and when it is informed of an impending audit, inspection and/or onsite visit ("Inspection Event") concerning or which could impact the manufacture of any Product by Seller under this Agreement by a governmental agency or any licensing unit thereof. Juice Plus+, at its sole discretion and expense may elect to send an employee or designee to observe the Inspection Event. In the event that Seller should not have prior notice of an Inspection Event, then Seller shall immediately, but in no event later than the next business day after such Inspection Event, give written notice of the same to Juice Plus+, and shall further provide to Juice Plus+ any written documentation supplied to Seller on account of such Inspection Event. In the event of any action described in this Section, the Parties shall cooperate in determining the response, if any, to be made to such action.

34.2    Returns and Recalls. Each Party shall immediately provide the other Parties with notification of any event or occurrence that could necessitate the need to recall or withdraw Product(s) together with such information as may be available concerning the potential need to withdraw or recall Product(s). In the event of such event or occurrence concerns a failure to Produce Products in conformance with the Standards, Seller may request the return of any such Products in the possession of Juice Plus+. Juice Plus+ shall manage all recall decisions with respect to Products sold or shipped by Juice Plus+ which do not involve a claim of failure of the Products to be Produced in accordance with the Standards. In the event of any action described in this Section 34 that does involve a claim the Products were not Produced in accordance with the Standards, the Parties shall cooperate in determining, and will mutually agree upon, the response, if any, to be made to such action and each party agrees to cooperate with the other in responding to any communication or inquiry and/or attempting to resolve any such action.

34.3    Regulatory Action. If any government agency makes, specifically with respect to any Product manufactured by Seller for Juice Plus+ under this Agreement, (i) an inquiry, or (ii) gives notice of or makes an inspection at Seller's premises, or (iii) seizes any such Product or requests a recall, or (iv) directs Seller to take or cease taking any action, Juice Plus+ shall be notified immediately but in no event later than the next business day. Seller will investigate the inquiry or complaint and provide Juice Plus+ with a written report within three (3) business days after the notification. Duplicates of any samples of Product taken by such agency shall be sent to Juice Plus+ promptly. In the event of any action described in this Section, the Parties shall cooperate in determining, and will mutually agree upon, the response, if any, to be made to such action and each party agrees to cooperate with the other in responding to any communication or inquiry and/or attempting to resolve any such action.

35.    Lender Consent and Juice Plus+’s Rights to Purchase Raw Materials. Seller agrees that, within thirty (30) days of the Effective Date, it shall obtain written consent from its secured lender(s), in form and substance reasonably satisfactory to Juice Plus+, acknowledging and permitting that, in the event Seller experiences a material adverse financial condition or financial distress (including, but not limited to, default under any loan agreement, insolvency, or commencement of bankruptcy or similar proceedings), Juice Plus+ shall have the right, but not the obligation, to purchase from Seller any raw materials used in the manufacture of the Products, at Seller’s documented cost, excluding any markup or profit margin. Such purchases shall be made solely for the purpose of ensuring continued supply of the Products and shall not constitute an assumption of Seller’s obligations or liabilities. Seller shall provide Juice Plus+ with reasonable evidence of the lender’s consent upon receipt.

36.    Entire Agreement. This Agreement, including its Exhibits, is the complete statement of the Parties' agreement, and supersedes all previous and contemporaneous written and oral communication about its subject. Any and all previous contracts, agreements, or arrangements between the parties related to this subject matter, including that certain Amended and Restated Exclusive Manufacturing Agreement with an effective date of March 31, 2019, are hereby revoked, canceled, and rendered void in their entirety as of the Effective Date of this Agreement.

37.    Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same document.

38.    Authority. The Parties represent that they have full capacity and authority to grant all rights and assume all obligations they have granted and assumed under this Agreement.

39.    Publicity of Agreement. The Parties understand NAI will be required by law to promptly file a publicly available report with the United States Securities and Exchange Commission regarding NAI's entering into this Agreement and NAI will be required to include a copy of the Agreement in the filing, and NAI may therefore elect to issue a press release announcing NAI's entry into this Agreement. NAI and Juice Plus+ agree to cooperate, and to mutually approve in advance the content of any such press release.

40.     Further Assurances. The Parties agree to furnish upon request to each other such further information, to execute and deliver to each other such other documents, and to do such other acts and things, all as the other Party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

41.     Attorney's Fees. If any legal proceeding is brought for the enforcement of this Agreement, or because of an alleged breach, default or misrepresentation in connection with any provision of this Agreement or other dispute concerning this Agreement, the successful or prevailing Party shall be entitled to recover its reasonable attorney's fees incurred in connection with such legal proceeding. The term "prevailing Party" shall mean the Party that is entitled to recover its costs in the proceeding under Applicable Law.

42.     United Nations Convention on Contracts. It is expressly agreed that the United nations Convention on Contracts for the International Sale of Goods and it provisions do not apply to this Agreement, the subject matter hereof, or any transaction covered herein.

43.     Labor and Wages. Seller shall not use or allow the use of slave, prison, or child labor in fulfilling its obligations under this Agreement. Seller shall pay wages to its employees in accordance with all applicable laws and Seller shall require that its suppliers likewise pay all wages to their respective employees in accordance with all applicable laws.

44.      Breach. The failure by Seller to adhere to any of the terms of Sections 2, 6, 10, 12, 16, 17, 18, 19, 20, or 21 shall be a material breach of this Agreement.

45.    Exhibits. The Exhibits listed below and attached hereto, as the same may be amended from time to time pursuant to this Agreement, are hereby incorporated and made a part of this Agreement:

Exhibit A - The Juice Plus+ Products

Exhibit B - The Territory

Exhibit C - The Juice Plus+ Marks

Exhibit D - Key Performance Indicators

[signature page follows]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first written above.

NATURAL ALTERNATIVES INTERNATIONAL EUROPE S.A. a Swiss corporation:

By:	/s/ Mark A. LeDoux
Mark A. LeDoux, Chief Executive Officer

NATURAL ALTERNATIVES INTERNATIONAL, INC., a Delaware corporation:

By:	/s/ Mark A. LeDoux
Mark A. LeDoux, Chief Executive Officer

THE JUICE PLUS+ COMPANY, LLC, a Tennessee limited liability company:

By:	/s/ Travis Garza
Travis Garza, Chief Executive Officer

[Signature Page to Manufacturing Agreement]

EXHIBIT A

Master Product List

Manufacturing Agreement

The Juice Plus+ Company and Natural Alternatives International

PRODUCT	CONSUMER UNIT

Fruit & Vegetable Capsules	2 / 120ct Fruit Capsules 2 / 120ct Vegetable Capsules

Fruit, Vegetable & Berry Capsules - Premium	2 / 120ct Fruit Capsules 2 / 120ct Vegetable Capsules 2 / 120ct Berry Capsules

Fruit& Vegetable Capsules – Child	1 / 120ct Fruit Capsules 1 / 120ct Vegetable Capsules

Berry Capsules	2 / 120ct Berry Capsules

Single Bottle - Fruit	1 / 120ct Fruit Capsules

Single Bottle - Veggie	1 / 120ct Veggie Capsules

Single Bottle - Berry	1 / 120ct Berry Capsules

Control	1 / 90ct carton

Omega Consumer	2 / 120ct Capsules

Omega - Single Bottle	1 / 120ct Capsules

Complete by Juice Plus	6 / 15 Serving Pouches* 4/ 15 Serving Pouches*

Including Flavors:

Chocolate	2 / 15 Serving Pouches*

Vanilla	1 / 15 Serving Pouch*

Salted Caramel	4 / 15ct SS Sachets*

Tropical	1 / 15ct SS Sachets*

*Single and Mixed Flavors

Perform	2 / 15 Serving Pouches

Luminate	1 / 15ct Carton

Superfood	1 / 30ct Carton

Uplift by Juice Plus+	1 / 30ct Carton

Exhibit B

Manufacturing Agreement

The Juice Plus+ Company and Natural Alternatives International

Territory

1.	Austria
2.	Australia
3.	Belgium
4.	Canada
5.	China
6.	Denmark
7.	Finland
8.	France
9.	Germany
10.	Ireland
11.	Israel
12.	Italy
13.	Luxembourg
14.	Mexico
15.	Netherlands
16.	New Zealand
17.	Norway
18.	Poland
19.	Spain
20.	Sweden
21.	Switzerland
22.	United Arab Emirates
23.	United Kingdom
24.	United States

EXHIBIT C

Juice Plus+ Marks

The Juice Plus+ Company, LLC
The Juice PLUS+ Company Europe GmbH**
Trademarks for Territory Countries
As of June 2025

Status	Trademark	App. No.	File Date	Reg. No.	Reg. Date	Goods/Services	Classes
AUSTRALIA
Registered	JUICE PLUS+	653255	2/16/1995	653255	9/25/1997	dietary preparations in the form of tablets in class 5; snack bars in classes 29 and 30	5, 29, 30
Registered	JUICE PLUS+ COMPLETE	1717512	8/27/2015	1717512	6/29/2016

Meal replacement products for weight loss and weight control; nutritional meal replacements being food bars, soups and shakes; drinks and drinks in powdered form for medicinal or dietary purposes in International Class 5; Soups; shakes in International Class 29; Meal replacement products for weight loss and weight control primarily of cereal and not for medical purposes; cereal food bars in International Class 30; nonalcoholic drinks and nonalcoholic drinks in powdered form in International Class 32

							5, 29, 30, 32
Registered	JUICE PLUS+ COMPLETE	1717513	8/27/2015	1717513	6/29/2016

Meal replacement products for weight loss and weight control; nutritional meal replacements being food bars, soups and shakes; drinks and drinks in powdered form for medicinal or dietary purposes in International Class 5; Soups; shakes in International Class 29; Meal replacement products for weight loss and weight control primarily of cereal and not for medical purposes; cereal food bars in International Class 30; nonalcoholic drinks and nonalcoholic drinks in powdered form in International Class 32

							05, 29, 30, 32
Registered	JUICE PLUS+	1953149	9/11/2018	1953149	2/17/2020	Extruded savoury snack foods made from wheat; Flour based savoury snacks; Savoury pastries; Savoury preparations made from cereals; Snack food products consisting of cereal products; Snack food products made from cereals; Snack foods consisting principally of grain; Snack foods made from cereals; Cereal bars in International Class 30	30
Registered	JUICE PLUS+	2235762 Div. of 2055821	12/13/2021 9/11/2018	2235762	2/15/2024

Food supplements (dietary supplements); Food supplements for medical purposes; Medicated food supplements; Mineral food supplements; Vitamin preparations in the nature of food supplements; all of the aforementioned excluding herbal teas for medicinal purposes in International Class 5; Prepared fruits; Processed fruits; Dried fruit; Fruit based snack food; Cooked truffles (edible fungi); Dried truffles (edible fungi); Dried vegetables; Processed vegetables in International Class 29, Alcohol-free drinks; Energy drinks; Soft drinks; Sports drinks (non-medicated); Powders for effervescing beverages; Syrup powder for beverages in International Class 32

							5, 29, 32

1 of 36

The Juice Plus+ Company, LLC
The Juice PLUS+ Company Europe GmbH**
Trademarks for Territory Countries
As of June 2025

Status	Trademark	App. No.	File Date	Reg. No.	Reg. Date	Goods/Services	Classes
Registered	JUICE PLUS+ [2015 Logo] [Horizontal]	1953150	9/11/2018	1953150	2/17/2020	Extruded savoury snack foods made from wheat; Flour based savoury snacks; Savoury pastries; Savoury preparations made from cereals; Snack food products consisting of cereal products; Snack food products made from cereals; Snack foods consisting principally of grain; Snack foods made from cereals; Cereal bars in International Class 30	30
Registered	JUICE PLUS+ [2015 Logo] [Vertical]	1953151	9/11/2018	1953151	2/17/2020	Extruded savoury snack foods made from wheat; Flour based savoury snacks; Savoury pastries; Savoury preparations made from cereals; Snack food products consisting of cereal products; Snack food products made from cereals; Snack foods consisting principally of grain; Snack foods made from cereals; Cereal bars in International Class 30	30
Registered	UPLIFT BY JUICE PLUS+**	2044146	8/23/2019	2044146	5/25/2020

Dietetic preparations and nutritional supplements; nutritional supplement mixtures for beverages in the form of powders; mixtures of nutritional supplements in the form of powders for energy drinks; mixtures for beverages in powder form as food supplements in International Class 5; Mixed beverages, namely powders to be combined with water for preparation of beverages with caffeine and vitamin B from natural energy sources and nitrates from natural sources for sustaining muscle regeneration after training in International Class 32

							5, 32
Registered	JUICE PLUS+ ESSENTIALS (Stylized) Horizontal	2209549	9/9/2021	2209549	4/24/2023	Nutritional supplements in the form of capsules and soft chewables in International Class 5	5
Registered	JUICE PLUS+ ESSENTIALS (Stylized) Vertical	2209550	9/9/2021	2209550	4/24/2023	Nutritional supplements in the form of capsules and soft chewables in International Class 5	5

2 of 36

The Juice Plus+ Company, LLC
The Juice PLUS+ Company Europe GmbH**
Trademarks for Territory Countries
As of June 2025

Status	Trademark	App. No.	File Date	Reg. No.	Reg. Date	Goods/Services	Classes
Registered	JUICE PLUS+ (Stylized) Horizontal	2209551	9/9/2021	2209551	2/15/2024

Dietary supplements; nutritional supplements in the form of capsules and soft chewables; dietary food supplements in the nature of ready-to-eat protein and fiber bars; meal replacement drink mixes in International Class 5; Nutritionally enriched fruit-based snack bars in International Class 29; Drink mixes, namely, concentrates and powders to be combined with juice, milk or water, used in the preparation of energy drinks enhanced with nutrients in International Class 32

							5, 29,32
Registered	JUICE PLUS+ (Stylized) Vertical	2209552	9/9/2021	2209552	2/15/2024

Dietary supplements; nutritional supplements in the form of capsules and soft chewables; dietary food supplements in the nature of ready-to-eat protein and fiber bars; meal replacement drink mixes in International Class 5; Nutritionally enriched fruit-based snack bars in International Class 29; Drink mixes, namely, concentrates and powders to be combined with juice, milk or water, used in the preparation of energy drinks enhanced with nutrients in International Class 32

							5, 29, 32
Registered	JUICE PLUS+ PERFORM (Stylized) Horizontal	2209553	9/9/2021	2209553	4/24/2023	High protein supplement shakes in International Class 5; High protein shakes being soy, plant-based and powdered milk shakes fortified with protein in International Class 29	5, 29
Registered	JUICE PLUS+ PERFORM (Stylized) Vertical	2209554	9/9/2021	2209554	4/4/2023	High protein supplement shakes in International Class 5; High protein shakes being soy, plant-based and powdered milk shakes fortified with protein in International Class 29	5, 29
Pending IR National	JUICE PLUS+ LUMINATE	1833032801	4/15/2024	IR 1790232	4/15/2024

Dietary supplements and dietetic preparations; vitamin and mineral supplements; nutritional supplements; powdered nutritional supplement drink mix in International Class 5; Non-alcoholic beverages; non-alcoholic preparations for making beverages in International Class 32

							5, 32
AUSTRIA
Registered	JUICE PLUS+ [2015 Logo] [Horizontal]	AM526802015	10/16/2015	285695	11/26/2015

Food supplements; dietary food supplements; medicated food supplements; nutritional supplements; vitamin and mineral supplements in International Class 5; Processed fruits, fungi and vegetables; prepared fruits; dried fruits;

							5, 29, 30, 32

3 of 36

The Juice Plus+ Company, LLC
The Juice PLUS+ Company Europe GmbH**
Trademarks for Territory Countries
As of June 2025

Status	Trademark	App. No.	File Date	Reg. No.	Reg. Date	Goods/Services	Classes

fruit snacks; dried vegetables in International Class 29; Savoury snacks; cereal bars and energy bars; snacks manufactured from cereals in International Class 30; Drinks and drinks in powdered form in International Class 32.

Registered	JUICE PLUS+ [2015 Logo] [Vertical]	AM526812015	10/16/2015	285696	11/26/ 2015

Food supplements; dietary food supplements; medicated food supplements; nutritional supplements; vitamin and mineral supplements in International Class 5; Processed fruits, fungi and vegetables; prepared fruits; dried fruits; fruit snacks; dried vegetables in International Class 29; Savoury snacks; cereal bars and energy bars; snacks manufactured from cereals in International Class 30; Drinks and drinks in powdered form in International Class 32.

							5, 29, 30, 32
Registered	JUICE PLUS+ COMPLETE	AM526792015	10/16/2015	285694	11/26/2015

Meal replacement products for weight loss and weight control; food bars; soups; shakes; drinks and drinks in powdered form International Class 5; Soups; shakes in International Class 29; Meal replacement products for weight loss and weight control; food bars in International Class 30; and Drinks and drinks in powdered form in International Class 32.

							5, 29, 30, 32
Registered	JUICE PLUS+ COMPLETE	AM526822015	10/16/2015	285697	11/26/2015

Meal replacement products for weight loss and weight control; food bars; soups; shakes; drinks and drinks in powdered form International Class 5; Soups; shakes in International Class 29; Meal replacement products for weight loss and weight control; food bars in International Class 30; and Drinks and drinks in powdered form in International Class 32.

							5, 29, 30, 32
BENELUX
Registered	JUICE PLUS+	842386	2/13/1995	567965	2/13/1995

dietetic foods adapted for medical purposes, including nutritional supplements in the form of tablets and bars; coffee, tea, cocoa, sugar, rice, tapioca, sago, artificial coffee; flour and preparations made from cereals, bread, pastry and confectionery, ices; honey, treacle; yeast, baking powder; salt, mustard; vinegar, sauces (condiments); spices; ice; nutritional supplements not included in other classes, in the form of tablets and bars.

							5, 30
Registered	JUICE PLUS+ (Stylized) Horizontal	1454116	11/18/2021	1454116	2/5/2022

Dietary supplements; nutritional supplements in the form of capsules and soft chewables; nutritional supplement food bars; meal replacement drink mixes in International Class 5; Nutritionally enriched fruit-based snack bars in International Class 29; Drink mixes, namely, concentrates and powders to be combined with juice, milk or water, used in the preparation of energy drinks enhanced with nutrients in International Class 32

							5, 29, 32

4 of 36

The Juice Plus+ Company, LLC
The Juice PLUS+ Company Europe GmbH**
Trademarks for Territory Countries
As of June 2025

Status	Trademark	App. No.	File Date	Reg. No.	Reg. Date	Goods/Services	Classes
Registered	JUICE PLUS+ (Stylized) Vertical	1454128	11/18/2021	1454128	2/5/2022

Dietary supplements; nutritional supplements in the form of capsules and soft chewables; nutritional supplement food bars; meal replacement drink mixes in International Class 5; Nutritionally enriched fruit-based snack bars in International Class 29; Drink mixes, namely, concentrates and powders to be combined with juice, milk or water, used in the preparation of energy drinks enhanced with nutrients in International Class 32

							5, 29, 32
Registered	JUICE PLUS+ ESSENTIALS (Stylized) Horizontal	1454110	11/18/2021	1454110	1/29/2022	Nutritional supplements in the form of capsules and soft chewables in International Class 5	5
Registered	JUICE PLUS+ ESSENTIALS (Stylized) Vertical	1454114	11/18/2021	1454114	1/29/2022	Nutritional supplements in the form of capsules and soft chewables in International Class 5	5
Registered	JUICE PLUS+ PERFORM (Stylized) Horizontal	1454133	11/18/2021	1454133	1/29/2022	High protein supplement shakes in International Class 5; High protein shakes in International Class 29	5, 29
Registered	JUICE PLUS+ PERFORM (Stylized) Vertical	1454140	11/18/2021	1454140	1/29/2022	High protein supplement shakes in International Class 5; High protein shakes in International Class 29	5, 29
CANADA
Registered	JUICE PLUS+	837474	2/25/1997	TMA495422	5/28/1998	(1) Nutritional supplements in chewable tablet or capsule form and snack bars; (2) Weight control products, namely, snack wafers and tablets containing appetite suppressants and metabolism boosters; (3) Weight control products,	5

5 of 36

The Juice Plus+ Company, LLC
The Juice PLUS+ Company Europe GmbH**
Trademarks for Territory Countries
As of June 2025

Status	Trademark	App. No.	File Date	Reg. No.	Reg. Date	Goods/Services	Classes
						namely, meal replacement drink mixes to be combined with juice, milk or water.
Registered	JUICE PLUS+ COMPLETE	1714279	2/6/2015	TMA936894	5/4/2016	nutritional supplements for general health and well-being	5
Registered	JUICE PLUS+ COMPLETE	1756006	11/23/2015	TMA973876	6/19/2017

nutritional supplement food bars for boosting energy, namely cereal bars, energy bars, granola bars, cereal based snack bars; nutritional supplement soups and milkshakes for boosting energy; nutritional supplement drinks and drinks in powdered form for boosting energy in International Class 5; soups; milkshakes in International Class 29; food bars, namely cereal bars, energy bars, granola bars, cereal based snack bars in International Class 30; energy drinks and energy drinks in powdered form in International Class 32

							5, 29, 30, 32
Registered	JUICE PLUS+ COMPLETE	1754038	11/9/2015	TMA973342	6/13/2017

nutritional supplement food bars for boosting energy, namely cereal bars, energy bars, granola bars, cereal based snack bars; nutritional supplement soups and milkshakes for boosting energy; nutritional supplement drinks and drinks in powdered form for boosting energy in International Class 5; soups; milkshakes in International Class 29; food bars, namely cereal bars, energy bars, granola bars, cereal based snack bars in International Class 30; energy drinks and energy drinks in powdered form in International Class 32

							5, 29, 30, 32
Registered	JUICE PLUS+ GARDEN BLEND	1522698	4/7/2011	TMA828703	7/27/2012	nutritional supplements made from blended juice powders from fruits, vegetables and/or grains containing vitamins, antioxidants and phytonutrients	5
Registered	JUICE PLUS+ ORCHARD BLEND	1522699	4/7/2011	TMA828699	7/27/2012	nutritional supplements made from blended juice powders from fruits, vegetables and/or grains containing vitamins, antioxidants and phytonutrients	5
Registered	JUICE PLUS+ VINEYARD BLEND	1522700	4/7/2011	TMA828700	7/27/2012	nutritional supplements made from blended juice powders from fruits, vegetables and/or grains containing vitamins, antioxidants and phytonutrients	5
Registered	JUICE PLUS+ (Stylized) Horizontal	2135878	9/24/2021	TMA1278670	12/27/2024

Dietary supplements for general health and wellbeing; Nutritional supplements for general health and wellbeing in the form of capsules and soft chewables; Dietary foods supplements in the nature of ready to eat protein bars; Nutritionally enriched fruit-based snack bars for general health and wellbeing.in International Class 5; Drink mixes, namely, concentrates and powders to be combined with juice, milk or water, used in the preparation of energy drinks enhanced with nutrients; meal replacement drink mixes. in International Class 32

							5, 32

6 of 36

The Juice Plus+ Company, LLC
The Juice PLUS+ Company Europe GmbH**
Trademarks for Territory Countries
As of June 2025

Status	Trademark	App. No.	File Date	Reg. No.	Reg. Date	Goods/Services	Classes
Registered	JUICE PLUS+ (Stylized) Vertical	2135877	9/24/2021	TMA1278669	12/27/2024

Dietary supplements for general health and wellbeing; Nutritional supplements for general health and wellbeing in the form of capsules and soft chewables; Dietary foods supplements in the nature of ready to eat protein bars; Nutritionally enriched fruit-based snack bars for general health and wellbeing.in International Class 5; Drink mixes, namely, concentrates and powders to be combined with juice, milk or water, used in the preparation of energy drinks enhanced with nutrients; meal replacement drink mixes. in International Class 32

							5, 32
Registered	JUICE PLUS+ ESSENTIALS (Stylized) Horizontal	2135882	9/24/2021	TMA1278674	12/27/2024	Nutritional supplements for general health and wellbeing in the form of capsules and soft chewables in International Class 5	5
Registered	JUICE PLUS+ ESSENTIALS (Stylized) Vertical	2135879	9/24/2021	TMA1278671	12/27/2024	Nutritional supplements for general health and wellbeing in the form of capsules and soft chewables in International Class 5	5
Registered	JUICE PLUS+ PERFORM (Stylized) Horizontal	2135880	9/24/2021	TMA1278672	12/27/2024	High protein shakes, namely, high protein nutritional supplement shakes for general health and wellbeing in International Class 5; High protein shakes in International Class 29	5, 29
Registered	JUICE PLUS+ PERFORM (Stylized) Vertical	2135881	9/24/2021	TMA1278673	12/27/2024	High protein shakes, namely, high protein nutritional supplement shakes for general health and wellbeing in International Class 5; High protein shakes in International Class 29	5, 29

7 of 36

The Juice Plus+ Company, LLC
The Juice PLUS+ Company Europe GmbH**
Trademarks for Territory Countries
As of June 2025

Status	Trademark	App. No.	File Date	Reg. No.	Reg. Date	Goods/Services	Classes
Pending	JUICE PLUS+ LUMINATE	1833032801	4/14/2024	IR 1790232	4/15/2024

Dietary supplements and dietetic preparations; vitamin and mineral supplements; nutritional supplements; powdered nutritional supplement drink mix in International Class 5; Non-alcoholic beverages; non-alcoholic preparations for making beverages in International Class 32

							5, 32
CHINA
Registered	Juice Plus (Kanji Equivalent)	960029033	1/31/1996	1215719	10/14/1998	Fruit, fresh; Vegetables, fresh; Wheat; Barley; Oats; Maize; Cereal; Cocoa beans, raw; Sesame	31
Registered	Juice Plus (Kanji Equivalent)	960029030	1/31/1996	1097166	9/7/1997	frozen fruits, cooked fruits, fruit peel, fruit pulp, crystallized fruits, jams, peanut jams, raisin, preserved olive, dried coconut, fruit kernel, dates	29
Pending	UPLIFT BY JUICE PLUS+**		8/23/2019

Dietetic preparations and nutritional supplements; nutritional supplement mixtures for beverages in the form of powders; mixtures of nutritional supplements in the form of powders for energy drinks; mixtures for beverages in powder form as food supplements in International Class 5;Non-alcoholic beverages; Non-alcoholic preparations for making beverages; powders for preparing beverages; mixed beverages, namely powders to be mixed with water for preparation of beverages with caffeine, vitamin B and nitrates; mixed beverages, namely powders to be mixed with water for preparation of beverages with caffeine and vitamin B from natural energy sources and nitrates from natural sources for fostering muscle regeneration after training in International Class 32

							5, 32
DENMARK
Registered	JUICE PLUS+	VA199605213	9/25/1996	VR199800476	1/30/1998	Class 5: all goods Class 29: The registration does not include margarine Class 30: snacks including snack wafers, based primarily on flour and grains Class 32: all goods	5, 29, 30, 32
Registered	JUICE PLUS+ COMPLETE	VA201502584	10/14/2015	VR201600365	2/1/2016

Meal replacement products for weight loss and weight control (for medical use); food bars, soups, shakes based on cow milk, soy milk, rice milk or ice, drinks and drinks in powdered form (adapted for medical use) in International Class 5; Soups; shakes based on cow milk, soy milk, rice milk or ice in International Class 29; Meal replacement products for weight loss and weight control (not for medical use); cereal based food bars; drinks in powdered form based on cow milk, soy milk, rice milk or ice in International Class 30; Non-alcoholic flavored drinks in International Class 32

							5, 29, 30, 32

8 of 36

The Juice Plus+ Company, LLC
The Juice PLUS+ Company Europe GmbH**
Trademarks for Territory Countries
As of June 2025

Status	Trademark	App. No.	File Date	Reg. No.	Reg. Date	Goods/Services	Classes
Registered	JUICE PLUS+ COMPLETE	VA201502585	10/14/2015	VR201600366	2/1/2016

Meal replacement products for weight loss and weight control (for medical use); food bars, soups, shakes based on cow milk, soy milk, rice milk or ice, drinks and drinks in powdered form (adapted for medical use) in International Class 5; Soups; shakes based on cow milk, soy milk, rice milk or ice in International Class 29; Meal replacement products for weight loss and weight control (not for medical use); cereal based food bars; drinks in powdered form based on cow milk, soy milk, rice milk or ice in International Class 30; Non-alcoholic flavored drinks in International Class 32

							5, 29, 30, 32
Registered	JUICE PLUS+ (Stylized) Horizontal	VA202102163	10/7/2021	VR202200934	5/9/2022

Dietary supplements; nutritional supplements in the form of capsules and soft chewables; nutritional supplement food bars; meal replacement drink mixes for use as a dietary supplement in International Class 5; nutritionally enriched fruit-based snack bars in International Class 29; drink mixes, namely, concentrates and powders to be combined with juice, milk or water, used in the preparation of energy drinks enhanced with nutrients in International Class 32

							5, 29, 32
Registered	JUICE PLUS+ (Stylized) Vertical	VA202102165	10/7/2021	VR202200935	5/9/2022

Dietary supplements; nutritional supplements in the form of capsules and soft chewables; nutritional supplement food bars; meal replacement drink mixes for use as a dietary supplement in International Class 5; nutritionally enriched fruit-based snack bars in International Class 29; drink mixes, namely, concentrates and powders to be combined with juice, milk or water, used in the preparation of energy drinks enhanced with nutrients in International Class 32

							5, 29, 32
Registered	JUICE PLUS+ ESSENTIALS (Stylized) Horizontal	VA202102161	10/7/2021	VR202200236	1/17/2022	Nutritional supplements in the form of capsules and soft chewables in International Class 5	5
Registered	JUICE PLUS+ ESSENTIALS (Stylized) Vertical	VA202102162	10/7/2021	VR202200221	1/17/2022	Nutritional supplements in the form of capsules and soft chewables in International Class 5	5

9 of 36

The Juice Plus+ Company, LLC
The Juice PLUS+ Company Europe GmbH**
Trademarks for Territory Countries
As of June 2025

Status	Trademark	App. No.	File Date	Reg. No.	Reg. Date	Goods/Services	Classes
Registered	JUICE PLUS+ PERFORM (Stylized) Horizontal	VA202102166	10/7/2021	VR202201067	5/30/2022	High protein shakes for use as a dietary supplement in International Class 5; High protein shakes for food in International Class 29	5, 29
Registered	JUICE PLUS+ PERFORM (Stylized) Vertical	VA202102167	10/7/2021	VR202201051	5/30/2022	High protein shakes for use as a dietary supplement in International Class 5; High protein shakes for food in International Class 29	5, 29
EUROPEAN UNION
Registered	JUICE PLUS+	000329912	10/17/1996	329912	9/23/1998	nutritional supplement tablets, food bars	5
Registered	JUICE PLUS+ [2015 Logo] [Horizontal]	014489843	8/18/2015	014489843	12/2/2015

Food supplements; dietary food supplements; medicated food supplements; nutritional supplements; vitamin and mineral supplements in International Class 5; Processed fruits, fungi and vegetables; prepared fruits; dried fruits; fruit snacks; dried vegetables in International Class 29;

Savoury snacks; cereal bars and energy bars; snacks manufactured from cereals in International Class 30

							5, 29, 30
Registered	JUICE PLUS+ [2015 Logo] [Vertical]	014489876	8/18/2015	014489876	12/7/2015

Class 5 – Food supplements; dietary food supplements; medicated food supplements; nutritional supplements; vitamin and mineral supplements. Class 29 – Processed fruits, fungi and vegetables; prepared fruits; dried fruits; fruit snacks; dried vegetables Class 30 – Savoury snacks; cereal bars and energy bars; snacks manufactured from cereals

							5, 29, 30
Registered	JUICE PLUS+ COMPLETE	014511992	8/27/2015	014511992	4/19/2016

Meal replacement powders and food bars for weight loss and weight control; nutritional supplement food bars; nutritional supplement soups; nutritional supplement shakes; nutritional supplement drinks; powdered nutritional supplement drink mixes in International Class 5; Soups; shakes in International Class 29; Food bars in International Class 30; Drinks and drinks in powdered form in International Class 32

							5, 29, 30, 32

10 of 36

The Juice Plus+ Company, LLC
The Juice PLUS+ Company Europe GmbH**
Trademarks for Territory Countries
As of June 2025

Status	Trademark	App. No.	File Date	Reg. No.	Reg. Date	Goods/Services	Classes
Registered	JUICE PLUS+ COMPLETE	014511951	8/27/2015	014511951	4/19/2016

Meal replacement powders and food bars for weight loss and weight control; nutritional supplement food bars; nutritional supplement soups; nutritional supplement shakes; nutritional supplement drinks; powdered nutritional supplement drink mixes in International Class 5; Soups; shakes in International Class 29; Food bars in International Class 30; Drinks and drinks in powdered form in International Class 32

							5, 29, 30, 32
Pending	UPLIFT BY JUICE PLUS+**	1493007	8/23/2019	1493007	8/23/2019

Dietetic preparations and nutritional supplements; nutritional supplement mixtures for beverages in the form of powders; mixtures of nutritional supplements in the form of powders for energy drinks; mixtures for beverages in powder form as food supplements in International Class 5; Non-alcoholic beverages; Non-alcoholic preparations for making beverages; powders for preparing beverages; mixed beverages, namely powders to be mixed with water for preparation of beverages with caffeine, vitamin B and nitrates; mixed beverages, namely powders to be mixed with water for preparation of beverages with caffeine and vitamin B from natural energy sources and nitrates from natural sources for fostering muscle regeneration after training in International Class 32

							5, 32
Registered	COMPLETE BY JUICE PLUS+	18225261	4/14/2020	18225261	9/25/2020

Meal replacement powders and food bars for weight loss and weight control; nutritional supplement food bars; nutritional supplement soups; nutritional supplement shakes; nutritional supplement drinks; powdered nutritional supplement drink mixes in International Class 5; Soups; Shakes; Soy-based food bars; Nut-based food bars in International Class 29; Chocolate-based ready-to-eat food bars; Cereal based food bars in International Class 30; Non- alcoholic beverages in powdered form in International Class 32

							5, 29, 30, 32
Registered	COMPLETE BY JUICE PLUS+ (and Design)	18225764	4/14/2020	18225764	9/25/2020

Meal replacement powders and food bars for weight loss and weight control; nutritional supplement food bars; nutritional supplement soups; nutritional supplement shakes; nutritional supplement drinks; powdered nutritional supplement drink mixes in International Class 5; Soups; Shakes; Soy-based food bars; Nut-based food bars in International Class 29; Chocolate-based ready-to-eat food bars; Cereal based food bars in International Class 30; Non- alcoholic beverages in powdered form in International Class 32

							5, 29, 30, 32

11 of 36

The Juice Plus+ Company, LLC
The Juice PLUS+ Company Europe GmbH**
Trademarks for Territory Countries
As of June 2025

Status	Trademark	App. No.	File Date	Reg. No.	Reg. Date	Goods/Services	Classes
Registered	JUICE PLUS+ ESSENTIALS (Stylized) Horizontal	018513105	7/13/2021	018513105	11/23/2021	Nutritional supplements in the form of capsules and soft chewables in International Class 5	5
Registered	JUICE PLUS+ ESSENTIALS (Stylized) Vertical	018513106	7/13/2021	018513106	11/23/2021	Nutritional supplements in the form of capsules and soft chewables in International Class 5	5
Registered	JUICE PLUS+ (Stylized) Horizontal	018513107	7/13/2021	018513107	1/28/2022

Dietary supplements; nutritional supplements in the form of capsules and soft chewables; nutritional supplement food bars; meal replacement drink mixes in International Class 5; Nutritionally enriched fruit-based snack bars in International Class 29; drink mixes, namely, concentrates and powders to be combined with juice, milk or water, used in the preparation of energy drinks enhanced with nutrients in International Class 32

							5, 29, 32
Registered	JUICE PLUS+ (Stylized) Vertical	018513108	7/13/2021	018513108	1/28/2022	Dietary supplements; nutritional supplements in the form of capsules and soft chewables; nutritional supplement food bars; meal replacement drink mixes in International Class 5; Nutritionally enriched fruit-based snack bars in International Class 29; drink mixes, namely, concentrates and powders to be combined with juice, milk or water, used in the preparation of energy drinks enhanced with nutrients in International Class 32	5,29,32
Registered	JUICE PLUS+ PERFORM (Stylized) Horizontal	018513109	7/13/2021	018513109	4/20/2022	High protein shakes in International Class 5; high protein milk-based shakes with the addition of juice or water in International Class 29	5, 29

12 of 36

The Juice Plus+ Company, LLC
The Juice PLUS+ Company Europe GmbH**
Trademarks for Territory Countries
As of June 2025

Status	Trademark	App. No.	File Date	Reg. No.	Reg. Date	Goods/Services	Classes
Registered	JUICE PLUS+ PERFORM (Stylized) Vertical	018513110	7/13/2021	018513110	4/20/2022	High protein shakes in International Class 5; high protein milk-based shakes with the addition of juice or water in International Class 29	5, 29
Registered IR National	JUICE PLUS+ LUMINATE	1833032801	4/15/2024	IR 1790232	4/15/2024

Dietary supplements and dietetic preparations; vitamin and mineral supplements; nutritional supplements; powdered nutritional supplement drink mix in International Class 5; Non-alcoholic beverages; non-alcoholic preparations for making beverages in International Class 32

							5, 32
FINLAND
Registered	JUICE PLUS+ [2015 Logo] [Horizontal]	T201552204	10/15/2015	266809	7/4/2016	Processed fungi; dried fruits; fruit snacks; dried vegetables in International Class 29; Savoury snacks; cereal bars and energy bars; snacks manufactured from cereals in International Class 30	29, 30
Registered	JUICE PLUS+ [2015 Logo] [Vertical]	T201552205	10/15/2015	266810	7/4/2016	Processed fungi; dried fruits; fruit snacks; dried vegetables in International Class 29; Savoury snacks; cereal bars and energy bars; snacks manufactured from cereals in International Class 30	29, 30
Registered	JUICE PLUS+ COMPLETE	T201552206	10/15/2015	265636	12/21/2015

Meal replacement powders and food bars as nutritional supplements for weight loss and weight control; nutritional supplement food bars; nutritional supplement soups; nutritional supplement shakes; nutritional supplement drinks and powdered nutritional supplement drink mixes in International Class 5; Soups; shakes; Meal replacement shakes based on milk, such as cow milk, soy milk and rice milk with added protein for weight loss and weight control in International Class 29; Meal replacement drinks based on ice with added protein for weight loss and weight control; food bars based on cereal in International Class 30; Non- alcoholic drinks and non-alcoholic drinks in powdered form in International Class 32

							5, 29, 30, 32
Registered	JUICE PLUS+ COMPLETE	T201552207	10/15/2015	265638	12/21/2015

Meal replacement powders and food bars as nutritional supplements for weight loss and weight control; nutritional supplement food bars; nutritional supplement soups; nutritional supplement shakes; nutritional supplement drinks

							5, 29, 30, 32

13 of 36

The Juice Plus+ Company, LLC
The Juice PLUS+ Company Europe GmbH**
Trademarks for Territory Countries
As of June 2025

Status	Trademark	App. No.	File Date	Reg. No.	Reg. Date	Goods/Services	Classes

and powdered nutritional supplement drink mixes in International Class 5; Soups; shakes; Meal replacement shakes based on milk, such as cow milk, soy milk and rice milk with added protein for weight loss and weight control in International Class 29; Meal replacement drinks based on ice with added protein for weight loss and weight control; food bars based on cereal in International Class 30; Non- alcoholic drinks and non-alcoholic drinks in powdered form in International Class 32

Registered	JUICE PLUS+ (Stylized) Horizontal	T202152431	9/28/2021	282614	3/14/2022

Dietary supplements; nutritional supplements in the form of capsules and soft chewables; food bars as dietary supplements; meal replacement drink mixes in International Class 5; Nutritionally enriched fruit-based snack bars in International Class 29; Drink mixes, namely, concentrates and powders to be combined with juice, milk or water, used in the preparation of energy drinks enhanced with nutrients in International Class 32

							5, 29, 32
Registered	JUICE PLUS+ (Stylized) Vertical	T202152432	9/28/2021	282612	3/14/2022

Dietary supplements; nutritional supplements in the form of capsules and soft chewables; food bars as dietary supplements; meal replacement drink mixes in International Class 5; Nutritionally enriched fruit-based snack bars in International Class 29; Drink mixes, namely, concentrates and powders to be combined with juice, milk or water, used in the preparation of energy drinks enhanced with nutrients in International Class 32

							5, 29, 32
Registered	JUICE PLUS+ ESSENTIALS (Stylized) Horizontal	T202152429	9/27/2021	281671	11/3/2021	Nutritional supplements in the form of capsules and soft chewables in International Class 5	5
Registered	JUICE PLUS+ ESSENTIALS (Stylized) Vertical	T202152430	9/27/2021	281670	11/3/2021	Nutritional supplements in the form of capsules and soft chewables in International Class 5	5
Registered	JUICE PLUS+ PERFORM (Stylized) Horizontal	T202152433	9/27/2021	281720	11/9/2021	High protein shakes; High protein juice or water based shakes in International Class 5; High protein milk based shakes in International Class 29	5, 29

14 of 36

The Juice Plus+ Company, LLC
The Juice PLUS+ Company Europe GmbH**
Trademarks for Territory Countries
As of June 2025

Status	Trademark	App. No.	File Date	Reg. No.	Reg. Date	Goods/Services	Classes

Registered	JUICE PLUS+ PERFORM (Stylized) Vertical	T202152434	9/27/2021	281719	11/9/2021	High protein shakes; High protein juice or water based shakes in International Class 5; High protein milk based shakes in International Class 29	5, 29
FRANCE
Registered	JUICE PLUS+	9454665	10/24/1994	9454665	10/24/1994	nutritional supplement tablets and food bars for medical use	5
Registered	JUICE PLUS+ COMPLETE	154228086	11/23/2015	154228086	4/8/2016

Meal replacement for weight loss and weight control; food bars, soups, drinks, nutritional smoothies, nutritional drinks and beverages, nutritional powder in International Class 5; soups, smoothies and a fruit vegetables, milk shakes to) predominates the milk, milkshakes in International Class 29; Meal replacement for weight loss and weight control; snacks in the form of bars in International Class 30; Drinks and powdered drinks without alcohol in International Class 32.

							5, 29, 30, 32
Registered	JUICE PLUS+ COMPLETE	154228088	11/23/2015	154228088	4/8/2016

Meal replacement for weight loss and weight control; food bars, soups, drinks, nutritional smoothies, nutritional drinks and beverages, nutritional powder in International Class 5; soups, smoothies and a fruit vegetables, milk shakes to) predominates the milk, milkshakes in International Class 29; Meal replacement for weight loss and weight control; snacks in the form of bars in International Class 30; Drinks and powdered drinks without alcohol in International Class 32.

							5, 29, 30, 32
GERMANY
Registered	JUICE PLUS+	N265755W	4/27/1994	2910196	8/16/1995

nutritional supplements in tablet form for non-medical purposes consisting of carbohydrates, proteins, fats, vitamins; bars specifically filled bars also as food on the basis of carbohydrates, proteins, fats, vitamins

							5, 30
Registered	JUICE PLUS+ COMPLETE	302015107470905	11/2/2015	302015107470	2/22/2016	Food bars; soups; shakes; drinks and drinks in powdered form; all the afore-mentioned goods for medical purposes; meal replacement products for weight loss and weight	5, 29, 30, 32

15 of 36

The Juice Plus+ Company, LLC
The Juice PLUS+ Company Europe GmbH**
Trademarks for Territory Countries
As of June 2025

Status	Trademark	App. No.	File Date	Reg. No.	Reg. Date	Goods/Services	Classes

control; nutritional supplements; food bars, soups, shakes, drinks and drinks in powdered form as meal replacement items (for medical use) and nutritional supplements in International Class 5; Soups; shakes, namely, milk shakes and frozen shakes in International Class 29; Cereal based food bars in International Class 30; Non-alcoholic drinks; non-alcoholic drinks in powdered form in International Class 32

Registered	JUICE PLUS+ COMPLETE	302015107469505	11/2/2015	302015107469	2/22/2016

Food bars; soups; shakes; drinks and drinks in powdered form; all the afore-mentioned goods for medical purposes; meal replacement products for weight loss and weight control; nutritional supplements; food bars, soups, shakes, drinks and drinks in powdered form as meal replacement items (for medical use) and nutritional supplements in International Class 5; Soups; shakes, namely, milk shakes and frozen shakes in International Class 29; Cereal based food bars in International Class 30; Non-alcoholic drinks; non-alcoholic drinks in powdered form in International Class 32

							5, 29, 30, 32
INTERNATIONAL REGISTRATION
Registered	UPLIFT BY JUICE PLUS+**[1]			1493007	8/23/2019

Dietetic preparations and nutritional supplements; nutritional supplement mixtures for beverages in the form of powders; mixtures of nutritional supplements in the form of powders for energy drinks; mixtures for beverages in powder form as food supplements in International Class 5; Non-alcoholic beverages; Non-alcoholic preparations for making beverages; powders for preparing beverages; mixed beverages, namely powders to be mixed with water for preparation of beverages with caffeine, vitamin B and nitrates; mixed beverages, namely powders to be mixed with water for preparation of beverages with caffeine and vitamin B from natural energy sources and nitrates from natural sources for fostering muscle regeneration after training in International Class 32

							5, 32
Registered	JUICE PLUS+ LUMINATE	1833032801	4/15/2024	1790232	4/15/2024

Dietary supplements and dietetic preparations; vitamin and mineral supplements; nutritional supplements; powdered nutritional supplement drink mix in International Class 5; Non-alcoholic beverages; non-alcoholic preparations for making beverages in International Class 32

							5, 32

1 Claims priority to Swiss application no. 09694/2019 filed July 18, 2019 and protection is extended under the Madrid Protocol to Australia, China, Canada, European Union Intellectual Property Office, Indonesia, and Russian Federation.

16 of 36

The Juice Plus+ Company, LLC
The Juice PLUS+ Company Europe GmbH**
Trademarks for Territory Countries
As of June 2025

Status	Trademark	App. No.	File Date	Reg. No.	Reg. Date	Goods/Services	Classes
IRELAND
Registered	JUICE PLUS+ [2015 Logo] [Horizontal]	201600115	1/22/2016	256528	1/22/2016

Food supplements; dietary food supplements; medicated food supplements; nutritional supplements; vitamin and mineral supplements in International Class 5; Processed fruits, fungi and vegetables; prepared fruits; dried fruits; fruit snacks; dried vegetables in International Class 29; Cereal bars and energy bars; snacks manufactured from cereals in International Class 30

							5, 29, 30
Registered	JUICE PLUS+ [2015 Logo] [Vertical]	201600116	1/22/2016	256529	1/22/2016

Food supplements; dietary food supplements; medicated food supplements; nutritional supplements; vitamin and mineral supplements in International Class 5; Processed fruits, fungi and vegetables; prepared fruits; dried fruits; fruit snacks; dried vegetables in International Class 29; Cereal bars and energy bars; snacks manufactured from cereals in International Class 30

							5, 29, 30
Registered	JUICE PLUS+ COMPLETE	201600158	1/27/2016	255156	1/27/2016

Meal replacement powders and food bars for weight loss and weight control; nutritional supplement food bars; nutritional supplement soups; nutritional supplement shakes; nutritional supplement drinks; powdered nutritional supplement drink mixes in International Class 5; Soups; shakes in International Class 29; Chocolate based food bars; cereal bars; energy bars in International Class 30; Water- based drinks; soy based beverages not being milk substitutes; rice-based beverages not being milk substitutes; drinks in powdered form in International Class 32

							5, 29, 30, 32
Registered	JUICE PLUS+ COMPLETE	201600117	1/22/2016	255482	1/22/2016

Meal replacement powders and food bars for weight loss and weight control; nutritional supplement food bars; nutritional supplement soups; nutritional supplement shakes; nutritional supplement drinks; powdered nutritional supplement drink mixes in International Class 5; Soups; shakes; nut-based food bars in International Class 29; Chocolate based food bars; cereal bars; energy bars in International Class 30; Drinks and drinks in powdered form in International Class 32

							5, 29, 30, 32
Registered	JUICE PLUS+ (Stylized) Horizontal	2022/00083	7/13/2021	267968	6/8/2023

Dietary supplements; nutritional supplements in the form of capsules and soft chewables; nutritional supplement food bars; meal replacement drink mixes in International Class 5; nutritionally enriched fruit-based snack bars in International Class 29; drink mixes, namely, concentrates and powders to be combined with juice, milk or water, used in the preparation of energy drinks enhanced with nutrients in International Class 32

							5, 29, 32

17 of 36

The Juice Plus+ Company, LLC
The Juice PLUS+ Company Europe GmbH**
Trademarks for Territory Countries
As of June 2025

Status	Trademark	App. No.	File Date	Reg. No.	Reg. Date	Goods/Services	Classes
Registered	JUICE PLUS+ (Stylized) Vertical	2022/00084	7/13/2021	267969	6/8/2023

Dietary supplements; nutritional supplements in the form of capsules and soft chewables; nutritional supplement food bars; meal replacement drink mixes in International Class 5; nutritionally enriched fruit-based snack bars in International Class 29; drink mixes, namely, concentrates and powders to be combined with juice, milk or water, used in the preparation of energy drinks enhanced with nutrients in International Class 32

							5, 29, 32
Registered	JUICE PLUS+ ESSENTIALS (Stylized) Horizontal	2022/00081	7/13/2021	267964	6/8/2023	Nutritional supplements in the form of capsules and soft chewables in International Class 5	5
Registered	JUICE PLUS+ ESSENTIALS (Stylized) Vertical	2022/00082	7/13/2021	267966	6/8/2023	Nutritional supplements in the form of capsules and soft chewables in International Class 5	5
Registered	JUICE PLUS+ PERFORM (Stylized) Horizontal	2022/00085	7/13/2021	267970	6/8/2023	High protein supplement shakes in International Class 5; High protein milk-based shakes with the addition of juice or water.in International Class 29	5, 29
Registered	JUICE PLUS+ PERFORM (Stylized) Vertical	2022/00086	7/13/2021	267971	6/8/2023	High protein supplement shakes in International Class 5; High protein milk-based shakes with the addition of juice or water.in International Class 29	5, 29

18 of 36

The Juice Plus+ Company, LLC
The Juice PLUS+ Company Europe GmbH**
Trademarks for Territory Countries
As of June 2025

Status	Trademark	App. No.	File Date	Reg. No.	Reg. Date	Goods/Services	Classes
ISRAEL
Registered	JUICE PLUS+	106706	7/30/1996	106706*	11/5/1997	nutrition supplement tablets and food bars	5
Registered	JUICE PLUS+ COMPLETE	278507	9/30/2015	278507	1/1/2018

Meal replacement products for weight loss and weight control; nutritional meal replacements being food bars, soups and shakes; drinks and drinks in powder form for medicinal or dietary purposes in International Class 5; Soups in International Class 29; Meal replacement products for weight loss and weight control primarily of cereal and not for medical purposes; cereal food bars in International Class 30; Non-alcoholic drinks and non-alcoholic drinks in powder form in International Class 32

							5, 29, 30, 32
Registered	JUICE PLUS+ COMPLETE	278508	9/30/2015	278508	6/6/2017

Meal replacement products for weight loss and weight control, namely, food bars, soups, shakes, drinks and drinks in powdered form, all for medical purpose; all included in class 5; Soups; shake, namely, milk based shake, rice milk based shake; all included in class 29; Cereal food bars; all included in class 30; Drinks and drinks in powdered form; soy based shake; water based shake; all included in class 32

							5, 29, 30, 32
Registered	JUICE PLUS+ (Stylized) Horizontal	346757	12/16/2021	346757	8/2/2022

Dietary supplements; nutritional supplements in the form of capsules and soft chewables; food bars; meal replacement drink mixes in International Class 5; nutritionally enriched fruit-based snack bars in International Class 29; drink mixes, namely, concentrates and powders to be combined with juice, milk or water, used in the preparation of energy drinks enhanced with nutrients in International Class 32

							5, 29, 32
Registered	JUICE PLUS+ (Stylized) Vertical	346761	12/16/2021	346761	8/2/2022

Dietary supplements; nutritional supplements in the form of capsules and soft chewables; food bars; meal replacement drink mixes in International Class 5; nutritionally enriched fruit-based snack bars in International Class 29; drink mixes, namely, concentrates and powders to be combined with juice, milk or water, used in the preparation of energy drinks enhanced with nutrients in International Class 32

							5, 29, 32
Registered	JUICE PLUS+ ESSENTIALS (Stylized) Horizontal	346753	12/16/2021	346753	8/2/2022	Nutritional supplements in the form of capsules and soft chewables in International Class 5	5

19 of 36

The Juice Plus+ Company, LLC
The Juice PLUS+ Company Europe GmbH**
Trademarks for Territory Countries
As of June 2025

Status	Trademark	App. No.	File Date	Reg. No.	Reg. Date	Goods/Services	Classes
Registered	JUICE PLUS+ ESSENTIALS (Stylized) Vertical	346758	12/16/2021	346758	9/4/2022	Nutritional supplements in the form of capsules and soft chewables in International Class 5	5
Registered	JUICE PLUS+ PERFORM (Stylized) Horizontal	346760	12/16/2021	346760	8/2/2022	High protein shakes in International Class 5; high protein milk-based shakes with the addition of juice or water in International Class 29	5, 29
Registered	JUICE PLUS+ PERFORM (Stylized) Vertical	346762	12/16/2021	346762	8/2/2022	High protein shakes in International Class 5; high protein milk-based shakes with the addition of juice or water in International Class 29	5, 29
Registered	JUICE PLUS+ LUMINATE	1833032801	4/15/2024	373973 (IR 1790232)	4/15/2024

Dietary supplements and dietetic preparations; vitamin and mineral supplements; nutritional supplements; powdered nutritional supplement drink mix in International Class 5; Non-alcoholic beverages; non-alcoholic preparations for making beverages in International Class 32

							5, 32
ITALY
Registered	JUICE PLUS+	302014902260561	5/20/1994	1605176	10/7/1996	nutrition supplement tablets and food bars	5
Registered	JUICE PLUS+ COMPLETE	302015000081297	12/9/2015	302015000081297	6/23/2017

Pharmaceutical preparations, medical and veterinary preparations; hygienic products for medical purposes; foods and substances dietetic products for medical or veterinary use, food for babies; food supplements for human and animal animals; poultices, wrapping material; materials for clogging the teeth and dental impressions; disinfectants; products for destruction of harmful animals; fungicides, herbicides. Substitute meal products for weight loss and

							5, 29, 30, 32

20 of 36

The Juice Plus+ Company, LLC
The Juice PLUS+ Company Europe GmbH**
Trademarks for Territory Countries
As of June 2025

Status	Trademark	App. No.	File Date	Reg. No.	Reg. Date	Goods/Services	Classes

weight control food bars soups shakes Drinks and drinks in powder form in International Class 5; Meat, fish, poultry and game; meat extracts; preserved, frozen, dried and cooked fruits and vegetables; jellies, jams, compotes; eggs, milk and milk products; edible oils and fats. Soups shakes in International Class 29; Coffee, tea, cocoa and coffee substitutes; rice; tapioca and sago; flours and preparations made from cereals, bread, pastry and confectionery; ice creams; sugar, honey, molasses syrup; yeast, leavening powder; salt; mustard; vinegar, sauces (condiments); spices; ice. Substitute meal products for weight loss and weight control food bars in International Class 30; Beers; mineral and aerated waters and other non-alcoholic beverages; fruit drinks and fruit juices; syrups and other preparations for making beverages. Drinks and drinks in powder form in International Class 32

Registered	JUICE PLUS+ COMPLETE	302015000081378	12/9/2015	302015000081378	6/26/2017

Pharmaceutical preparations, medical and veterinary preparations; hygienic products for medical purposes; foods and substances dietetic products for medical or veterinary use, food for babies; food supplements for human and animal animals; poultices, wrapping material; materials for clogging the teeth and dental impressions; disinfectants; products for destruction of harmful animals; fungicides, herbicides. Substitute meal products for weight loss and weight control food bars soups shakes Drinks and drinks in powder form in International Class 5; Meat, fish, poultry and game; meat extracts; preserved, frozen, dried and cooked fruits and vegetables; jellies, jams, compotes; eggs, milk and milk products; edible oils and fats. Soups shakes in International Class 29; Coffee, tea, cocoa and coffee substitutes; rice; tapioca and sago; flours and preparations made from cereals, bread, pastry and confectionery; ice creams; sugar, honey, molasses syrup; yeast, leavening powder; salt; mustard; vinegar, sauces (condiments); spices; ice. Substitute meal products for weight loss and weight control food bars in International Class 30; Beers; mineral and aerated waters and other non-alcoholic beverages; fruit drinks and fruit juices; syrups and other preparations for making beverages. Drinks and drinks in powder form in International Class 32

							5, 29, 30, 32

21 of 36

The Juice Plus+ Company, LLC
The Juice PLUS+ Company Europe GmbH**
Trademarks for Territory Countries
As of June 2025

Status	Trademark	App. No.	File Date	Reg. No.	Reg. Date	Goods/Services	Classes
Registered	JUICE PLUS+ (Stylized) Horizontal	302022000003395	1/13/2022	302022000003395	9/27/2022

Dietary supplements; nutritional supplements in the form of capsules and soft chewables; food bars; meal replacement drink mixes in International Class 5; nutritionally enriched fruit-based snack bars in International Class 29; drink mixes, namely, concentrates and powders to be combined with juice, milk or water, used in the preparation of energy drinks enhanced with nutrients in International Class 32

							5, 29, 32
Registered	JUICE PLUS+ (Stylized) Vertical	302022000003233	1/12/2022	302022000003233	9/27/2022

Dietary supplements; nutritional supplements in the form of capsules and soft chewables; food bars; meal replacement drink mixes in International Class 5; nutritionally enriched fruit-based snack bars in International Class 29; drink mixes, namely, concentrates and powders to be combined with juice, milk or water, used in the preparation of energy drinks enhanced with nutrients in International Class 32

							5, 29, 32
Registered	JUICE PLUS+ ESSENTIALS (Stylized) Horizontal	302022000003269	1/12/2022	302022000003269	9/27/2022	Nutritional supplements in the form of capsules and soft chewables in International Class 5	5
Registered	JUICE PLUS+ ESSENTIALS (Stylized) Vertical	302022000003383	1/13/2022	302022000003383	9/27/2022	Nutritional supplements in the form of capsules and soft chewables in International Class 5	5
Registered	JUICE PLUS+ PERFORM (Stylized) Horizontal	302022000003200	1/12/2022	302022000003200	11/3/2022	High protein shakes in International Class 5; High-protein milk shakes with added juice or water in International Class 29	5, 29

22 of 36

The Juice Plus+ Company, LLC
The Juice PLUS+ Company Europe GmbH**
Trademarks for Territory Countries
As of June 2025

Status	Trademark	App. No.	File Date	Reg. No.	Reg. Date	Goods/Services	Classes
Registered	JUICE PLUS+ PERFORM (Stylized) Vertical	302022000003209	1/12/2022	302022000003209	11/3/20022	High protein shakes in International Class 5; High-protein milk shakes with added juice or water in International Class 29	5, 29
MEXICO
Registered	JUICE PLUS+ [2015 Logo] [Horizontal]	1750813	5/24/2016	1662388	8/9/2016	Food supplements; dietary food supplements; medicated food supplements; nutritional supplements; vitamin and mineral supplements in International Class 5	5
Registered	JUICE PLUS+ [2015 Logo] [Horizontal]	1750816	5/24/2016	1669509	8/29/2016	Processed fruits, fungi and vegetables; prepared fruits; dried fruits; fruit snacks; dried vegetables in International Class 29	29
Registered	JUICE PLUS+ [2015 Logo] [Horizontal]	1750819	5/24/2016	1669510	8/29/2016	Savoury snacks; cereal bars and energy bars; snacks manufactured from cereals in International Class 30	30
Registered	JUICE PLUS+ [2015 Logo] [Horizontal]	1750822	5/24/2016	1785006	8/9/2017	Drinks and drinks in powdered form in International Class 32	32
Registered	JUICE PLUS+ [2015 Logo] [Vertical]	1750825	5/24/2016	1672680	9/7/2016	Food supplements; dietary food supplements; medicated food supplements; nutritional supplements; vitamin and mineral supplements in International Class 5	5
Registered	JUICE PLUS+ [2015 Logo] [Vertical]	1750827	5/24/2016	1672681	9/7/2016	Processed fruits, fungi and vegetables; prepared fruits; dried fruits; fruit snacks; dried vegetables in International Class 29	29

23 of 36

The Juice Plus+ Company, LLC
The Juice PLUS+ Company Europe GmbH**
Trademarks for Territory Countries
As of June 2025

Status	Trademark	App. No.	File Date	Reg. No.	Reg. Date	Goods/Services	Classes
Registered	JUICE PLUS+ [2015 Logo] [Vertical]	1750830	5/24/2016	1672682	9/7/2016	Savoury snacks; cereal bars and energy bars; snacks manufactured from cereals in International Class 30	30
Registered	JUICE PLUS+ [2015 Logo] [Vertical]	1750832	5/24/2016	1785007	8/9/2017	Drinks and drinks in powdered form in International Class 32	32
Registered	COMPLETE BY JUICE PLUS+ (and Design)	2316503	1/16/2020	2111545	8/21/2020	Food supplements; dietary supplements; dietetic foods for medical use; nutritional supplements; mineral food supplements; vitamin supplements in International Class 5	5
Registered	COMPLETE BY JUICE PLUS+ (and Design)	2316502	1/16/2020	2111544	8/21/2020	Snacks; salted pastelitos; cereal bars; cereal bars rich in proteins; energy bars; cereal based refrigeries in International Class 30	30
Registered	COMPLETE BY JUICE PLUS+ (and Design)	2316500	1/16/2020	2111542	8/21/2020	Drinks; energy drinks; powder to prepare non-alcoholic drinks in International Class 32	32
Registered	UPLIFT BY JUICE PLUS+ (and Design)	2316506	1/16/2020	2111133	8/20/2020	Food supplements; dietary supplements; dietetic foods for medical use; nutritional supplements; mineral food supplements; vitamin supplements in International Class 5	5

24 of 36

The Juice Plus+ Company, LLC
The Juice PLUS+ Company Europe GmbH**
Trademarks for Territory Countries
As of June 2025

Status	Trademark	App. No.	File Date	Reg. No.	Reg. Date	Goods/Services	Classes
Registered	UPLIFT BY JUICE PLUS+ (and Design)	2316482	1/16/2020	2111132	8/20/2020	Drinks without alcohol; energy drinks; preparations to prepare drinks; powder to prepare drinks in International Class 32	32
NEW ZEALAND
Registered	JUICE PLUS+ [2015 Logo] (series of two)	1028681	9/30/2015	1028681	4/1/2016

Food supplements; dietary food supplements; medicated food supplements; nutritional supplements; vitamin and mineral supplements in International Class 5; Processed fruits, fungi and vegetables; prepared fruits; dried fruits; fruit snacks; dried vegetables in International Class 29; Savoury snacks; cereal bars and energy bars; snacks manufactured from cereals in International Class 30; Drinks and drinks in powdered form in International Class 32.

							5, 29, 30, 32
Registered	JUICE PLUS+ COMPLETE	1028680	9/30/2015	1028680	11/29/2016

Dietetic substances adapted for medical use and dietary supplements, namely, meal replacement products for weight loss and weight control, including meal replacement products in the form of food bars, soups, shakes, drinks and drinks in powdered form In International Class 5; Soups; shakes in International Class 29; Dietetic substances (not adapted for medical use) namely meal replacement products for weight loss and weight control predominately made of rice, tapioca, sago, flour, preparations made from cereals, wheat, soy, bread, pastries, confectionery, edible ices, sugar, honey, treacle, spices, or ice; cereal food bars in this class in International Class 30; Drinks and drinks in powdered form in International Class 32

							5, 29, 30, 32
Registered	JUICE PLUS+ COMPLETE	1028677	9/30/2015	1028677	11/29/2016

Dietetic substances adapted for medical use and dietary supplements, namely, meal replacement products for weight loss and weight control, including meal replacement products in the form of food bars, soups, shakes, drinks and drinks in powdered form In International Class 5; Soups; shakes in International Class 29; Dietetic substances (not adapted for medical use) namely meal replacement products for weight loss and weight control predominately made of rice, tapioca, sago, flour, preparations made from cereals, wheat, soy, bread, pastries, confectionery, edible ices, sugar, honey, treacle, spices, or ice; cereal food bars in this class in International Class 30; Drinks and drinks in powdered form in International Class 32 weight control products, namely

							5, 29, 30, 32

25 of 36

The Juice Plus+ Company, LLC
The Juice PLUS+ Company Europe GmbH**
Trademarks for Territory Countries
As of June 2025

Status	Trademark	App. No.	File Date	Reg. No.	Reg. Date	Goods/Services	Classes
						meal replacement drinks to be combined with juice, milk or water
Registered IR National	JUICE PLUS+ LUMINATE	1833032801	4/15/2024	1264198 IR 1790232	4/15/2024

Dietary supplements and dietetic preparations; vitamin and mineral supplements; nutritional supplements; powdered nutritional supplement drink mix in International Class 5; Non-alcoholic beverages; non-alcoholic preparations for making beverages in International Class 32

							5, 32
NORWAY
Registered	JUICE PLUS+	19966795	11/1/1996	204009*	8/10/2000	nutritionally enriched tablets and snack bars; weight control products, namely, meal replacement drinks to be combined with juice, milk or water, and snack wafers and tablets containing appetite suppressants and metabolism boosters	5
Pending IR National	JUICE PLUS+ LUMINATE	1833032801	4/15/2024	IR 1790232	4/15/2024

Dietary supplements and dietetic preparations; vitamin and mineral supplements; nutritional supplements; powdered nutritional supplement drink mix in International Class 5; Non-alcoholic beverages; non-alcoholic preparations for making beverages in International Class 32

							5, 32
POLAND
Registered	JUICE PLUS+	Z164525	9/24/1996	113457	2/11/2000	nutritionally enriched tablets and snack bars and weight control products, namely, meal replacement drink mixes to be combined with juice, milk or water and snack wafers and tablets containing appetite suppressants and metabolism boosters	5
Registered	JUICE PLUS+ COMPLETE	Z452332	2/15/2016	296781	4/24/2017

Dietetic foods, meal replacement products for weight loss and weight control as food bars, soups, shakes, drinks and drinks in powered form in International Class 5; soups; shakes in International Class 29; food bars in International Class 30; drinks; drinks in powered form in International Class 32

							5, 29, 30, 32
Registered	JUICE PLUS+ COMPLETE	Z452335	2/15/2016	296782	4/26/2017

Dietetic foods; meal replacement products for weight loss and weight control, as: food bars, soups, shakes, drinks and drinks in powdered form in International Class 5; Soups; shakes in International Class 29; Food bars in International Class 30; Drinks; drinks in powder in International Class 32

							5, 29, 30, 32
SPAIN
Registered	JUICE PLUS+	1967505	5/25/1995	1967505	5/25/1995	nutrition supplement tablets and food bars not for medical use	30
Registered	JUICE PLUS+ COMPLETE	35896892	12/3/2015	3589689	4/18/2016

Meal replacement bars for medical purposes; meal replacement drinks for medical purposes; meal replacement powders for medical purposes; meal replacement shakes for medical purposes; meal replacement drink mixes for medical purposes; medicinal drinks; nutritional supplements

							5, 29, 30, 32

26 of 36

The Juice Plus+ Company, LLC
The Juice PLUS+ Company Europe GmbH**
Trademarks for Territory Countries
As of June 2025

Status	Trademark	App. No.	File Date	Reg. No.	Reg. Date	Goods/Services	Classes

in International Class 5; Soups; cow milk shakes; soy milk shakes; rice milk shakes in International Class 29; Chocolate bars; cereal bars; fruit bars in International Class 30; Non-alcoholic beverages; preparations for making beverages; powders used in the preparation of fruit-based beverages in International Class 32

Registered	JUICE PLUS+ COMPLETE	35896876	12/3/2015	3589687	4/18/2016

Meal replacement bars for medical purposes; meal replacement drinks for medical purposes; meal replacement powders for medical purposes; meal replacement shakes for medical purposes; meal replacement drink mixes for medical purposes; medicinal drinks; nutritional supplements in International Class 5; Soups; cow milk shakes; soy milk shakes; rice milk shakes in International Class 29; Chocolate bars; cereal bars; fruit bars in International Class 30; Non-alcoholic beverages; preparations for making beverages; powders used in the preparation of fruit-based beverages in International Class 32

							5, 29, 30, 32
Registered	COMPLETE BY JUICE PLUS+	M4062616	4/13/2020	4062616	10/26/2020

Nutritional drink mix for use as a meal replacement; Dietetic beverages adapted for medical purposes; Protein supplement shakes; Meal replacement powders; Nutritional supplement meal replacement bars for boosting energy; Medicinal drinks; Nutritional supplements in International Class 5; Soups; cow milk shakes; Soya milk shakes; rice milk shakes in International Class 29; Chocolate bars; Cereal bars; Snack bars containing a mixture of grains, nuts and dried fruit [confectionery] in International Class 30; Non-alcoholic beverages; Non-alcoholic preparations for making beverages; Powders used in the preparation of fruit- based beverages in International Class 32

							5, 29, 30, 32
Registered	COMPLETE BY JUICE PLUS+ (and Design)	M4062617	4/13/2020	4062617	10/26/2020

Nutritional drink mix for use as a meal replacement; Dietetic beverages adapted for medical purposes; Protein supplement shakes; Meal replacement powders; Nutritional supplement meal replacement bars for boosting energy; Medicinal drinks; Nutritional supplements in International Class 5; Soups; cow milk shakes; Soya milk shakes; rice milk shakes in International Class 29; Chocolate bars; Cereal bars; Snack bars containing a mixture of grains, nuts and dried fruit [confectionery] in International Class 30; Non-alcoholic beverages; Non-alcoholic preparations for making beverages; Powders used in the preparation of fruit- based beverages in International Class 32

							5, 29, 30, 32

27 of 36

The Juice Plus+ Company, LLC
The Juice PLUS+ Company Europe GmbH**
Trademarks for Territory Countries
As of June 2025

Status	Trademark	App. No.	File Date	Reg. No.	Reg. Date	Goods/Services	Classes
SWEDEN
Registered	JUICE PLUS+ [2015 Logo] [Horizontal]	201508148	11/25/2015	539020	4/10/2017

Food supplements; dietetic foods adapted for medical use; medicated food supplements; nutritional supplements; vitamin and mineral supplements in International Class 5; Processed fruits; processed fungi and vegetables; prepared fruits; dried fruits; fruit snacks; dried vegetables in International Class 29; Cereal-based snack food; cereal bars and energy bars; snacks manufactured from cereals in International Class 30

							5, 29, 30
Registered	JUICE PLUS+ [2015 Logo] [Vertical]	201508150	11/25/2015	539021	4/10/2017

Food supplements; dietetic foods adapted for medical use; medicated food supplements; nutritional supplements; vitamin and mineral supplements in International Class 5; Processed fruits; processed fungi and vegetables; prepared fruits; dried fruits; fruit snacks; dried vegetables in International Class 29; Cereal-based snack food; cereal bars and energy bars; snacks manufactured from cereals in International Class 30

							5, 29, 30
Registered	JUICE PLUS+ COMPLETE	201508144	11/25/2015	539018	4/10/2017

Meal replacement powders and meal replacement bars for weight loss and weight control; soups, ice cream shakes and milkshakes for dietary and medical purposes; milkshakes based on milk substitutes, namely soy milk and rice milk for dietary and medical purposes in International Class 5; Soups; ice cream shakes, milkshakes and milkshakes based on milk substitutes, namely soy milk and rice milk in International Class 29; Meal replacement powders and food bars consisting predominantly of cereals in International Class 30

							5, 29, 30
Registered	JUICE PLUS+ COMPLETE	201508146	11/25/2015	539019	4/10/2017

Meal replacement powders and meal replacement bars for weight loss and weight control; soups, ice cream shakes and milkshakes for dietary and medical purposes; milkshakes based on milk substitutes, namely soy milk and rice milk for dietary and medical purposes in International Class 5; Soups; ice cream shakes, milkshakes and milkshakes based on milk substitutes, namely soy milk and rice milk in International Class 29; Meal replacement powders and food bars consisting predominantly of cereals in International Class 30

							5, 29, 30
SWITZERLAND
Registered	JUICE PLUS+	499594	7/21/1994	424100	7/21/1994	dietetic substances adapted for medical purposes, especially nutritional supplements in the form of capsules, tablets and food bars	5

28 of 36

The Juice Plus+ Company, LLC
The Juice PLUS+ Company Europe GmbH**
Trademarks for Territory Countries
As of June 2025

Status	Trademark	App. No.	File Date	Reg. No.	Reg. Date	Goods/Services	Classes
Registered	JUICE PLUS+ [2015 Logo] [Horizontal]	598212015	8/17/2015	682610	1/7/2016	Dietary products, specifically food supplements for non- medical purposes consisting of fruits, vegetables and berries	5
Registered	JUICE PLUS+ [2015 Logo] [Vertical]	598182015	8/17/2015	682609	1/7/2016	Dietary products, specifically food supplements for non- medical purposes consisting of fruits, vegetables and berries	5
Registered	JUICE PLUS+ COMPLETE	620442015	10/2/2015	684105	2/16/2016

Meal replacements used for weight loss and weight control; food bars; soups; shakes; beverages and powdered beverages; all aforementioned goods has use medical in International Class 5; soups; smoothies with milk, soy milk and rice milk, preparations for making milk based beverages; energy bars made of proteins; food bars or powders basic protein for human consumption in International Class 29; Meal replacements used for weight loss and weight control, namely food bars from cereals in International Class 30; soft drinks and preparations for making beverages based on whey, soy milk and rice milk, used for weight loss and weight control in International Class 32

							5, 29, 30, 32
Registered	JUICE PLUS+ COMPLETE	619812015	10/1/2015	683886	2/10/2016

Meal replacements used for weight loss and weight control; food bars; soups; shakes; beverages and powdered beverages; all aforementioned goods for medical use in International Class 5; Soups; shakes in International Class 29; Meal replacements used for weight loss and weight control, namely food bars cereal in International Class 30; Non-alcoholic beverages and preparations for making beverages based on whey, soy milk and rice milk, used for weight loss and weight control in International Class 32

							5, 29, 30, 32
Registered	UPLIFT BY JUICE PLUS+**	09694/2019	7/18/2019	741290	1/13/2020

Dietetic preparations and nutritional supplements; nutritional supplement mixtures for beverages in the form of powders; mixtures of nutritional supplements in the form of powders for energy drinks; mixtures for beverages in powder form as food supplements in International Class 5; Non-alcoholic beverages; Non-alcoholic preparations for making beverages; powders for preparing beverages; mixed beverages, namely powders to be mixed with water for preparation of beverages with caffeine, vitamin B and nitrates; mixed beverages, namely powders to be

							5, 32

29 of 36

The Juice Plus+ Company, LLC
The Juice PLUS+ Company Europe GmbH**
Trademarks for Territory Countries
As of June 2025

Status	Trademark	App. No.	File Date	Reg. No.	Reg. Date	Goods/Services	Classes

mixed with water for preparation of beverages with caffeine and vitamin B from natural energy sources and nitrates from natural sources for fostering muscle regeneration after training in International Class 32

Registered	JUICE PLUS+ LUMINATE	1833032801	4/15/2024	IR 1790232	4/15/2024

Dietary supplements and dietetic preparations; vitamin and mineral supplements; nutritional supplements; powdered nutritional supplement drink mix in International Class 5; Non-alcoholic beverages; non-alcoholic preparations for making beverages in International Class 32

							5, 32
UNITED ARAB EMIRATES
Registered	JUICE PLUS+ [2015 Logo] (series of two)	251678	4/7/2016	251678	3/13/2018	Pharmaceutical and veterinary preparations; sanitary preparations for medical purposes; dietetic food and substances adapted for medical or veterinary use, food for babies; dietary supplements for humans and animals; plasters, materials for dressings; material for stopping teeth, dental wax; disinfectants; preparations for destroying vermin; fungicides, herbicides	5
Registered	JUICE PLUS+ [2015 Logo] (series of two)	251679	4/7/2016	251679	3/13/2018	Meat, fish, poultry and game; meat extracts; preserved, dried and cooked fruits and vegetables; jellies, jams, compotes; eggs, milk and milk products; edible oils and fats	29
Registered	JUICE PLUS+ [2015 Logo] (series of two)	251680	4/7/2016	251680	3/13/2018	Coffee, tea, cocoa, and artificial coffee; rice, tapioca and sago; flour and preparations made from cereals; bread, pastry and confectionery; ices; honey, treacle; yeast, baking- powder; salt; mustard; vinegar, sauces (condiments); spices; ice	30
Registered	JUICE PLUS+ [2015 Logo] (series of two)	251681	4/7/2016	251681	3/13/2018	Beers; mineral and aerated waters and other nonalcoholic beverages; fruit beverages and fruit juices; syrups and other preparations for making beverages	32
Registered	JUICE PLUS+ COMPLETE	251683	4/7/2016	251683	3/13/2018	Pharmaceutical and veterinary preparations; sanitary preparations for medical purposes; dietetic food and substances adapted for medical or veterinary use, food for babies; dietary supplements for humans and animals; plasters, materials for dressings; material for stopping teeth, dental wax; disinfectants; preparations for destroying vermin; fungicides, herbicides	5
Registered	JUICE PLUS+ COMPLETE	251684	4/7/2016	251684	3/13/2018	Meat, fish, poultry and game; meat extracts; preserved, dried and cooked fruits and vegetables; jellies, jams, compotes; eggs, milk and milk products; edible oils and fats	29
Registered	JUICE PLUS+ COMPLETE	251685	4/7/2016	251685	3/13/2018	Coffee, tea, cocoa, and artificial coffee; rice, tapioca and sago; flour and preparations made from cereals; bread,	30

30 of 36

The Juice Plus+ Company, LLC
The Juice PLUS+ Company Europe GmbH**
Trademarks for Territory Countries
As of June 2025

Status	Trademark	App. No.	File Date	Reg. No.	Reg. Date	Goods/Services	Classes
						pastry and confectionery; ices; honey, treacle; yeast, baking- powder; salt; mustard; vinegar, sauces (condiments); spices; ice
Registered	JUICE PLUS+ COMPLETE	251686	4/7/2016	251686	3/13/2018	Beers; mineral and aerated waters and other nonalcoholic beverages; fruit beverages and fruit juices; syrups and other preparations for making beverages	32
Registered	JUICE PLUS+ COMPLETE	251687	4/7/2016	251687	3/13/2018	Pharmaceutical and veterinary preparations; sanitary preparations for medical purposes; dietetic food and substances adapted for medical or veterinary use, food for babies; dietary supplements for humans and animals; plasters, materials for dressings; material for stopping teeth, dental wax; disinfectants; preparations for destroying vermin; fungicides, herbicides	5
Registered	JUICE PLUS+ COMPLETE	251688	4/7/2016	251688	3/13/2018	Meat, fish, poultry and game; meat extracts; preserved, dried and cooked fruits and vegetables; jellies, jams, compotes; eggs, milk and milk products; edible oils and fats	29
Registered	JUICE PLUS+ COMPLETE	251689	4/7/2016	251689	3/13/2018	Coffee, tea, cocoa, and artificial coffee; rice, tapioca and sago; flour and preparations made from cereals; bread, pastry and confectionery; ices; honey, treacle; yeast, baking- powder; salt; mustard; vinegar, sauces (condiments); spices; ice	30
Registered	JUICE PLUS+ COMPLETE	251690	4/7/2016	251690	3/13/2018	Beers; mineral and aerated waters and other nonalcoholic beverages; fruit beverages and fruit juices; syrups and other preparations for making beverages	32
UNITED KINGDOM
Registered EU Clone	COMPLETE BY JUICE PLUS+	UK00918225261	4/14/2020	UK00918225261	9/25/2020

Meal replacement powders and food bars for weight loss and weight control; nutritional supplement food bars; nutritional supplement soups; nutritional supplement shakes; nutritional supplement drinks; powdered nutritional supplement drink mixes in International Class 5; Soups; Shakes; Soy-based food bars; Nut-based food bars in International Class 29; Chocolate-based ready-to-eat food bars; Cereal based food bars in International Class 30; Non- alcoholic beverages in powdered form in International Class 32

							5, 29, 30, 32
Registered EU Clone	COMPLETE BY JUICE PLUS+ (and Design)	UK00918225764	4/14/2020	UK00918225764	9/25/2020

Meal replacement powders and food bars for weight loss and weight control; nutritional supplement food bars; nutritional supplement soups; nutritional supplement shakes; nutritional supplement drinks; powdered nutritional supplement drink mixes in International Class 5; Soups; Shakes; Soy-based food bars; Nut-based food bars in International Class 29; Chocolate-based ready-to-eat food

							5, 29, 30, 32

31 of 36

The Juice Plus+ Company, LLC
The Juice PLUS+ Company Europe GmbH**
Trademarks for Territory Countries
As of June 2025

Status	Trademark	App. No.	File Date	Reg. No.	Reg. Date	Goods/Services	Classes
bars; Cereal based food bars in International Class 30; Non- alcoholic beverages in powdered form in International Class 32
Registered EU Clone	JUICE PLUS+ [2015 Logo] [Horizontal]	UK00914489843	8/18/2015	UK00914489843	12/2/2015

Food supplements; dietary food supplements; medicated food supplements; nutritional supplements; vitamin and mineral supplements in International Class 5; Processed fruits, fungi and vegetables; prepared fruits; dried fruits; fruit snacks; dried vegetables in International Class 29; Savoury snacks; cereal bars and energy bars; snacks manufactured from cereals in International Class 30

5, 29, 30
Registered EU Clone	JUICE PLUS+ [2015 Logo] [Vertical]	UK00914489876	8/18/2015	UK00914489876	12/7/2015

Food supplements; dietary food supplements; medicated food supplements; nutritional supplements; vitamin and mineral supplements in International Class 5; Processed fruits, fungi and vegetables; prepared fruits; dried fruits; fruit snacks; dried vegetables in International Class 29; Savoury snacks; cereal bars and energy bars; snacks manufactured from cereals in International Class 30

5, 29, 30
Registered EU Clone	JUICE PLUS+ (and Design)	UK00900329912	10/17/1996	UK00900329912	9/23/1998	Nutritional supplement tablets; food bars in International Class 5	5
Registered	JUICE PLUS+ (Stylized) Horizontal	UK00003668222	7/13/2021	UK00003668222	11/12/2021

Dietary supplements; nutritional supplements in the form of capsules and soft chewables; food bars; meal replacement drink mixes in International Class 5; Nutritionally enriched fruit-based snack bars in International Class 29; drink mixes, namely, concentrates and powders to be combined with juice, milk or water, used in the preparation of energy drinks enhanced with nutrients in International Class 32

5, 29, 32
Registered	JUICE PLUS+ (Stylized) Vertical	UK00003668218	7/13/2021	UK00003668218	11/12/2021

Dietary supplements; nutritional supplements in the form of capsules and soft chewables; food bars; meal replacement drink mixes in International Class 5; Nutritionally enriched fruit-based snack bars in International Class 29; drink mixes, namely, concentrates and powders to be combined with juice, milk or water, used in the preparation of energy drinks enhanced with nutrients in International Class 32

5, 29, 32

32 of 36

The Juice Plus+ Company, LLC
The Juice PLUS+ Company Europe GmbH**
Trademarks for Territory Countries
As of June 2025

Status	Trademark	App. No.	File Date	Reg. No.	Reg. Date	Goods/Services	Classes
Registered EU Clone	JUICE PLUS+ COMPLETE	UK00914511992	8/27/2015	UK00914511992	4/19/2016

Meal replacement powders and food bars for weight loss and weight control; nutritional supplement food bars; nutritional supplement soups; nutritional supplement shakes; nutritional supplement drinks; powdered nutritional supplement drink mixes in International Class 5; Soups; shakes in International Class 29; Food bars in International Class 30; Drinks and drinks in powdered form in International Class 32

							5, 29, 30, 32
Registered EU Clone	JUICE PLUS+ COMPLETE	UK00914511951	8/27/2015	UK00914511951	4/19/2016

Meal replacement powders and food bars for weight loss and weight control; nutritional supplement food bars; nutritional supplement soups; nutritional supplement shakes; nutritional supplement drinks; powdered nutritional supplement drink mixes in International Class 5; Soups; shakes in International Class 29; Food bars in International Class 30; Drinks and drinks in powdered form in International Class 32

							5, 29, 30, 32
Registered	JUICE PLUS+ ESSENTIALS (Stylized) Horizontal	UK00003668231	7/13/2021	UK00003668231	11/12/2021	Nutritional supplements in the form of capsules and soft chewables in International Class 5	5
Registered	JUICE PLUS+ ESSENTIALS (Stylized) Vertical	UK00003668225	7/13/2021	UK00003668225	11/12/2021	Nutritional supplements in the form of capsules and soft chewables in International Class 5	5
Registered	JUICE PLUS+ PERFORM (Stylized) Horizontal	UK00003668214	7/13/2021	UK00003668214	11/12/2021	High protein shakes in International Class 5; high protein shakes in International Class 29	5, 29

33 of 36

The Juice Plus+ Company, LLC
The Juice PLUS+ Company Europe GmbH**
Trademarks for Territory Countries
As of June 2025

Status	Trademark	App. No.	File Date	Reg. No.	Reg. Date	Goods/Services	Classes
Registered	JUICE PLUS+ PERFORM (Stylized) Vertical	UK00003668228	7/13/2021	UK00003668228	11/12/2021	High protein shakes in International Class 5; high protein shakes in International Class 29	5, 29
Registered IR National	JUICE PLUS+ LUMINATE	1833032801	4/15/2024	IR 1790232	4/15/2024

Dietary supplements and dietetic preparations; vitamin and mineral supplements; nutritional supplements; powdered nutritional supplement drink mix in International Class 5; Non-alcoholic beverages; non-alcoholic preparations for making beverages in International Class 32

							5, 32
UNITED STATES
Registered	JUICE PLUS+	75229696	1/22/1997	2158471*	5/19/1998	meal replacement drink mixes	5
Registered	JUICE PLUS+	74460531	11/19/1993	1854442	9/20/1994	nutritional supplement tablets and food bars	5
Registered	JUICE PLUS+	75229588	1/22/1997	2176291*	7/28/1998	dietary supplements, food bars, and meal replacement drink mixes	5
Registered	JUICE PLUS+ [2015 Logo] [Horizontal]	86882601	1/21/2016	5268807*	8/22/2017

nutritionally enriched fruit-based snack bars in International Class 29; drink mixes, namely, concentrates and powders to be combined with juice, milk or water, used in the preparation of energy drinks enhanced with nutrients in International Class 32

							29, 32
Registered	JUICE PLUS+ [2015 Logo] [Vertical]	86882663	1/21/2016	5268808*	8/22/2017	nutritional supplements in the form of soft chewables in International Class 5	5
Allowed	JUICE PLUS+ (Stylized) Horizontal	97043976	9/24/2021

Dietary supplements; nutritional supplements in the form of capsules and soft chewables; nutritional supplement food bars; meal replacement drink mixes, namely, powdered nutritional supplement drink mixes in International Class 5; nutritionally enriched fruit- based snack bars in International Class 29; drink mixes, namely, concentrates and powders to be combined with juice, milk or water, used in the preparation of energy drinks enhanced with nutrients in International Class 32

							5, 29, 32

34 of 36

The Juice Plus+ Company, LLC
The Juice PLUS+ Company Europe GmbH**
Trademarks for Territory Countries
As of June 2025

Status	Trademark	App. No.	File Date	Reg. No.	Reg. Date	Goods/Services	Classes
Allowed	JUICE PLUS+ (Stylized) Vertical	97043992	9/24/2021

Dietary supplements; nutritional supplements in the form of capsules and soft chewables; nutritional supplement food bars; meal replacement drink mixes, namely, powdered nutritional supplement drink mixes in International Class 5; nutritionally enriched fruit- based snack bars in International Class 29; drink mixes, namely, concentrates and powders to be combined with juice, milk or water, used in the preparation of energy drinks enhanced with nutrients in International Class 32

							5, 29, 32
Allowed	UICE PLUS+ ESSENTIALS (Stylized) Horizontal	97044040	9/24/2021			Nutritional supplements in the form of capsules and soft chewables in International Class 5	5
Allowed	JUICE PLUS+ ESSENTIALS (Stylized) Vertical	97044061	9/24/2021			Nutritional supplements in the form of capsules and soft chewables in International Class 5	5
Allowed	JUICE PLUS+ PERFORM (Stylized) Horizontal	97044112	9/24/2021

High protein shakes, namely, high protein nutritional supplement shakes in International Class 5; High protein shakes, namely, protein enriched shakes, not for medical purpose in International Class 29

							5, 29
Allowed	JUICE PLUS+ PERFORM (Stylized) Vertical	97044122	9/24/2021

High protein shakes, namely, high protein nutritional supplement shakes in International Class 5; High protein shakes, namely, protein enriched shakes, not for medical purpose in International Class 29

							5, 29

35 of 36

The Juice Plus+ Company, LLC
The Juice PLUS+ Company Europe GmbH**
Trademarks for Territory Countries
As of June 2025

Status	Trademark	App. No.	File Date	Reg. No.	Reg. Date	Goods/Services	Classes
Suspended	JUICE PLUS+ LUMINATE	98343896	1/5/2024

Dietary supplements and dietetic preparations; vitamin and mineral supplements; nutritional supplements; powdered nutritional supplement drink mix in International Class 5; Non-alcoholic beverages; non-alcoholic preparations for making beverages in International Class 32

							5, 32

36 of 36

Exhibit D

Key Performance Indicators

Manufacturer agrees to use commercially reasonable efforts to meet the Key Performance Indicators (“KPIs”) set forth in this Exhibit D.

Except as expressly noted below, KPIs will be tracked and reported on a monthly basis commencing with the first full calendar month of this Agreement.

KPI	Target	Description/Calculation	Tolerance
Customer Service Levels	90 days

Description: manufacturer shall maintain customer service levels based on the mutually agreed upon and firm monthly forecast. Expected attainment will be no less than 90% and can flex to 110%.

Notes: Without limiting the generality of the foregoing, a purchase order will be considered unfulfilled if the products, the quantities and delivery dates do not match the purchase order or if the products supplied under such purchase order do not meet specifications, unless a different arrangement is mutually agreed upon.

The manufacturer will do everything in its control to address shortfalls, including running overtime or extending shifts. However, if the manufacturer has made a commitment and a customer service deficiency persists due to its own fault (excluding any issues caused by Juice Plus+ or a Juice Plus+-directed supplier), and this deficiency continues for three consecutive months, resulting in an attainment rate of less than 90% over the three-month period at any manufacturing site, the manufacturer will be considered in breach of the Agreement.

90-110%
Ready to Ship	Ship date products leave	Description: Products must leave Manufacturer’s dock 95 % of the time on time as provided in the signed Pos or otherwise agreed to in writing by the parties.	>=95.0%
Productivity Savings	Up to 3% of total spend

Manufacturer will collaboratively work with Juice Plus+ to reduce the prices of the Products throughout the term of the Agreement. The parties will meet annually to review performance standards and discuss cost-savings initiatives that they can work on in the upcoming year.

+/- 3%

If a KPI tolerance is not met during a given month, the Manufacturer will work with Juice Plus+ to identify the root cause of the failure. They will then determine the immediate or near-term corrective actions needed, as well as long-term measures to prevent the recurrence of the failure for the remainder of the term. Any changes to the scope of services or related processes will only be implemented if mutually agreed upon by both parties.